UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period :	November 1, 2015 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Absolute Return 700 Fund®

Annual report
10 | 31 | 16

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam
Absolute Return
700 Fund ®

Annual report
10 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	9

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	87

About the Trustees	88

Officers	90

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

December 13, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/16. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on page 16.

2 Absolute Return 700 Fund

Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob Kea, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

Bob, how would you describe the global investment environment during the 12-month reporting period ended October 31, 2016?

At the beginning of the reporting period, markets were facing the possibility of the first interest rate hike by the Federal Reserve in nearly 10 years. Commodity markets were declining. Then in December, the Fed did approve a one-quarter point increase in its target funds interest rate, signaling confidence in the U.S. economic recovery.

At the start of 2016, the market retreated again, falling on renewed concerns about China, a global economic slowdown, and sinking oil prices. Crude oil prices reached a 13-year low in February. Concerns about a global recession, weakening demand for natural resources from emerging markets, and high levels of global inventories combined to bring down the price of oil. That said, oil prices stabilized and rebounded in the months that followed as growth in global demand reappeared, and the markets recovered in tandem.

In June, the United Kingdom surprised the world when voters approved Brexit, the referendum to exit from the European

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

Union [EU]. After plummeting following the vote, stocks bounced back strongly, almost turning the Brexit vote into a non-event for the markets. Most asset classes meaningfully recovered from the temporary downturn; the one notable exception was the British pound. The remainder of the summer was characterized by low volatility and low trading volumes. Markets generally were quiet, without many days having significant swings either up or down.

In the wake of Brexit, central banks around the world communicated that they would remain accommodative and stimulative. The Fed, after citing signs of weakness in the U.S. economy and overseas concerns, decided not to raise interest rates again during the period. At its September 2016 meeting, however, the Fed indicated that a rate hike could occur at the central bank’s December 2016 meeting.

Also of note during the period was the U.S. presidential election campaign, with its

4 Absolute Return 700 Fund

two very different candidates. The colorful campaign season likely held back stock performance to a degree, as the market does not like uncertainty.

For the reporting period overall, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 4.51%. Equities in the international developed markets outside the United States, as represented by the MSCI EAFE Index [ND], underperformed, returning –3.23% for the period. On the fixed-income side, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.37% for the period, while the JPMorgan Developed High Yield Index gained 8.52%.

Would you please summarize the fund’s overall investment strategy?

Putnam Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 7% on an annualized basis over a reasonable time period [generally at least three years or more] regardless of market conditions.

We seek to do this by utilizing both directional and non-directional strategies. Directional strategies look to capitalize on opportunities in global markets based on our assessment of broad market trends. These trends may involve either positive or negative market movements. Non-directional strategies are market-neutral

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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trades that seek to add value regardless of global market trends. We shift the composition of the portfolio’s risk between directional and non-directional strategies based on our active views on the relative potential of these approaches. In addition, the portfolio’s total risk exposure is adjusted based on our outlook and current market conditions. We use a variety of security types and other tools to implement our investment process as we seek to manage various global risks.

How did directional strategies influence the fund’s performance during the 12-month reporting period?

The fund’s exposure to interest-rate risk was a significant positive contributor to fund performance overall during the period. Within interest-rate risk, positioning achieved through swaps and futures — derivative instruments that offer a way of capitalizing on or protecting against changes in interest rates — were the biggest drivers of returns.

In the fourth quarter of 2015 — particularly in November and December — the fund was also exposed to corporate credit risk. We felt then-current spreads — or the difference in yield between corporate bonds and U.S. Treasuries of similar maturity — more than compensated investors for the underlying risk of corporate default. Within the fund, we also used high-yield credit default swaps — derivative instruments designed to provide exposure to movements in credit spreads. These credit exposures, however, hurt the portfolio through the end of 2015 and detracted for the reporting period overall despite positive returns in 2016.

Positioning in directional equity and inflation risk ended as slight detractors for the period, although positive returns for each in 2016 have helped offset particular weakness in November and December 2015.

How did the fund’s non-directional strategies perform during the period?

Non-directional strategies overall detracted from fund performance for the period, although

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Absolute Return 700 Fund

some strategies did add value. Alternative beta strategies — which seek to add value by taking advantage of opportunities outside of traditional asset classes — were positive contributors over the reporting period. Within our equity selection alpha strategies, a forensic accounting trade that identifies companies using aggressive accounting practices and shorts them — or bets against them rising — relative to an index added value. A quantitatively driven sector-selection strategy also finished positive for the period. This stock strategy allowed us to target specific sectors of equity markets and establish either long or short positions.

Which non-directional strategies underperformed?

There were a few strategies that did not work well over the period. Equity selection alpha strategies were the biggest detractor. Quantitatively driven selection strategies — stock screens that allow us to establish market-neutral positions in specific stock markets — were notable detractors in both the United States and emerging markets. Our concentrated international alpha strategy, which quantitatively identifies long/short opportunities across five developed markets, was an underperformer as well. Another trade that underperformed was a regional fixed-income strategy that takes systematic long and short positions across global fixed-income markets, attempting to capture incremental positive returns in sovereign debt.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Aside from the derivative strategies you have mentioned, did you use similar instruments for other strategies?

We use a variety of derivatives as tools. In this period, total return swaps, which we use to gain or manage exposures to specific securities or baskets of securities, detracted from fund performance. We also implemented strategies with options to hedge against changes in the values of certain securities and to hedge or isolate certain types of risk. In addition, forward contracts allowed us to manage currency exposures.

What is your outlook as we approach 2017?

We believe we will continue to see incremental positive growth in the United States. Compared with much of the rest of the world, the U.S. economy stands out as particularly healthy, in our view. While certainly not booming, we believe recent growth rates in U.S. gross domestic product indicate a steadily recovering economy. In the fourth quarter, we will be hoping to see better earnings expectations given current valuations in the stock market. The early November U.S. presidential election, ongoing negotiations between the United Kingdom and the European Union, and continued uncertainty in energy markets are a few situations we believe could introduce volatility into both equity and fixed-income markets in the final months of 2016 and into 2017.

Despite the possibility of further volatility and additional rate hikes by the Fed, we continue to maintain exposure to interest-rate risk, mainly because of what we consider to be its diversification value versus our equity positions. We expect to increase the fund’s exposure to commodities, as energy prices appear to have stabilized a bit and growth momentum appears to be a bit more firmly established. In addition, we believe that further volatility could create new opportunities within the fund’s non-directional strategies.

Thanks for your time and for bringing us up to date, Bob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Absolute Return 700 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (12/23/08)
Before sales charge	44.03%	4.75%	20.51%	3.80%	7.92%	2.57%	–1.81%

After sales charge	35.75	3.97	13.58	2.58	1.72	0.57	–7.46

Class B (12/23/08)
Before CDSC	35.64	3.96	16.10	3.03	5.55	1.82	–2.50

After CDSC	35.64	3.96	14.13	2.68	2.78	0.92	–7.03

Class C (12/23/08)
Before CDSC	35.82	3.97	16.14	3.04	5.56	1.82	–2.54

After CDSC	35.82	3.97	16.14	3.04	5.56	1.82	–3.45

Class M (12/23/08)
Before sales charge	38.10	4.20	17.56	3.29	6.36	2.08	–2.30

After sales charge	33.27	3.72	13.44	2.56	2.64	0.87	–5.71

Class P (8/31/16)
Net asset value	46.71	5.00	22.16	4.08	8.80	2.85	–1.48

Class R (12/23/08)
Net asset value	40.83	4.46	19.12	3.56	7.20	2.34	–2.05

Class R6 (7/2/12)
Net asset value	47.25	5.05	22.61	4.16	9.07	2.94	–1.40

Class Y (12/23/08)
Net asset value	46.71	5.00	22.16	4.08	8.80	2.85	–1.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 700 Fund 9

Comparative index returns For periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

BofA Merrill Lynch
U.S. Treasury Bill
Index	1.33%	0.17%	0.68%	0.14%	0.48%	0.16%	0.33%

Bloomberg
Barclays U.S.
Aggregate Bond
Index	39.39	4.32	15.37	2.90	10.81	3.48	4.37

S&P 500 Index	191.68	14.60	88.90	13.57	28.93	8.84	4.51

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,564 and $13,582, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,327. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $14,671, $14,083, $14,725, and $14,671, respectively.

10 Absolute Return 700 Fund

Fund price and distribution information For the 12-month period ended 10/31/16

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R6	Class Y

Number	1		1	1	1		—	1	1	1

Income	$0.784307		$0.695756	$0.709379	$0.734679		—	$0.750249	$0.819338	$0.811553

Capital gains
Long-term
gains	0.121000		0.121000	0.121000	0.121000		—	0.121000	0.121000	0.121000

Short-term
gains	—		—	—	—		—	—	—	—

Return of
capital*	0.021693		0.019244	0.019621	0.020321		—	0.020751	0.022662	0.022447

Total	$0.927000		$0.836000	$0.850000	$0.876000		—	$0.892000	$0.963000	$0.955000

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/15	$12.45	$13.21	$12.16	$12.16	$12.25	$12.69	—	$12.31	$12.51	$12.47

8/31/16†	—	—	—	—	—	—	$11.25	—	—	—

10/31/16	11.28	11.97	11.01	10.99	11.08	11.48	11.31	11.15	11.35	11.31

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

* See page 87.

† Inception date of class P shares.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (12/23/08)
Before sales charge	44.42%	4.84%	24.44%	4.47%	9.56%	3.09%	1.05%

After sales charge	36.11	4.05	17.29	3.24	3.26	1.08	–4.76

Class B (12/23/08)
Before CDSC	36.13	4.05	19.84	3.69	7.19	2.34	0.33

After CDSC	36.13	4.05	17.84	3.34	4.38	1.44	–4.33

Class C (12/23/08)
Before CDSC	36.19	4.06	19.78	3.68	7.11	2.31	0.28

After CDSC	36.19	4.06	19.78	3.68	7.11	2.31	–0.65

Class M (12/23/08)
Before sales charge	38.47	4.28	21.34	3.94	7.91	2.57	0.51

After sales charge	33.63	3.80	17.09	3.21	4.13	1.36	–3.01

Class P (8/31/16)
Net asset value	46.97	5.08	26.03	4.74	10.44	3.36	1.30

Class R (12/23/08)
Net asset value	41.21	4.54	22.94	4.22	8.75	2.84	0.75

Class R6 (7/2/12)
Net asset value	47.51	5.13	26.50	4.81	10.71	3.45	1.37

Class Y (12/23/08)
Net asset value	46.97	5.08	26.03	4.74	10.44	3.36	1.30

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

12 Absolute Return 700 Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one -time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended
10/31/15*	1.30%	2.05%	2.05%	1.80%	0.90%**	1.55%	0.94%	1.05%

Annualized expense ratio for
the six-month period ended
10/31/16†‡	1.18%	1.93%	1.93%	1.68%	0.80%	1.43%	0.84%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from servicing arrangements effective 9/1/16.

** Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.16% from annualizing the performance fee adjustment for the six months ended 10/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 5/1/16 to 10/31/16. For a new class, the expenses shown are for the period from the inception date of the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P ‡	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$6.02	$9.82	$9.83	$8.56	$1.38	$7.29	$4.29	$4.75

Ending value
(after expenses)	$1,029.20	$1,025.10	$1,026.10	$1,026.90	$1,031.00	$1,028.60	$1,031.80	$1,031.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 5/1/16 to 10/31/16, they would have been higher.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$5.99	$9.78	$9.78	$8.52	$4.06	$7.25	$4.27	$4.72

Ending value
(after expenses)	$1,019.20	$1,015.43	$1,015.43	$1,016.69	$1,021.11	$1,017.95	$1,020.91	$1,020.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Absolute Return 700 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates

Absolute Return 700 Fund 15

and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries. You cannot invest directly in an index.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 Absolute Return 700 Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Absolute Return 700 Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Absolute Return 700 Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management

Absolute Return 700 Fund 19

arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.97% of its average net assets through at least February 28, 2018. During its fiscal year ending in 2015, your fund’s expenses were sufficiently low that this limitation was not operative. Putnam Management’s support for these

20 Absolute Return 700 Fund

expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Absolute Return 700 Fund 21

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2015. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A share cumulative total return performance at net asset value was negative and trailed the return of its benchmark over the one-year period and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2015. Over the one-year, three-year and five-year periods, your fund’s class A share cumulative total return performance at net asset value trailed the fund’s targeted annual return, which is the return of its benchmark plus 700 basis points. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and

22 Absolute Return 700 Fund

sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Absolute Return 700 Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Absolute Return 700 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2016

Absolute Return 700 Fund 25

The fund’s portfolio 10/31/16

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (37.3%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)

Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/46	$1,000,000	$1,079,219

		1,079,219

U.S. Government Agency Mortgage Obligations (37.2%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, TBA, 11/1/46	1,000,000	1,049,375

Federal National Mortgage Association Pass-Through Certificates

5.50%, 1/1/38	1,444,400	1,638,738

5.50%, TBA, 11/1/46	1,000,000	1,126,574

4.50%, 11/1/44	1,380,397	1,538,766

4.00%, TBA, 11/1/46	1,000,000	1,070,781

3.50%, with due dates from 6/1/42 to 1/1/46	3,469,582	3,678,241

3.50%, TBA, 12/1/46	34,000,000	35,659,186

3.50%, TBA, 11/1/46	36,000,000	37,794,755

3.50%, 6/1/43 [i]	117,267	126,447

3.00%, with due dates from 2/1/43 to 2/1/43	1,451,368	1,498,537

3.00%, TBA, 12/1/46	129,000,000	132,552,544

3.00%, TBA, 11/1/46	135,000,000	138,986,712

2.50%, TBA, 12/1/46	26,000,000	25,906,821

2.50%, TBA, 11/1/46	72,000,000	71,865,720

		454,493,197

Total U.S. government and agency mortgage obligations (cost $458,093,715)		$455,572,416

COMMON STOCKS (36.2%)*	Shares	Value

Basic materials (2.2%)

Anhui Conch Cement Co., Ltd. (China)	612,000	$1,696,305

Ashland Global Holdings, Inc.	4,200	469,266

Bemis Co., Inc.	11,800	574,896

Braskem SA Class A (Preference) (Brazil)	383,900	3,400,017

China Lesso Group Holdings, Ltd. (China)	2,194,000	1,606,443

China Railway Construction Corp., Ltd. (China)	2,670,000	3,340,153

Hyosung Corp. (South Korea)	24,428	2,851,903

IRPC PCL (Thailand)	7,946,100	1,085,288

Lee & Man Paper Manufacturing, Ltd. (China)	465,000	348,813

Lotte Chemical Corp. (South Korea)	1,679	422,339

PTT Global Chemical PCL (Thailand)	1,729,800	2,965,583

Reliance Steel & Aluminum Co.	7,700	529,606

Sherwin-Williams Co. (The)	5,900	1,444,674

Siam Cement PCL (The) (Thailand)	209,650	3,016,066

Sinopec Shanghai Petrochemical Co., Ltd. (China)	4,700,000	2,395,085

Sonoco Products Co.	9,900	497,871

		26,644,308

Capital goods (2.2%)
Allison Transmission Holdings, Inc.	35,000	1,025,150

Avery Dennison Corp.	22,900	1,598,191

Berry Plastics Group, Inc. †	11,700	511,875

BWX Technologies, Inc.	13,400	525,548

Carlisle Cos., Inc.	3,900	408,915

26 Absolute Return 700 Fund

COMMON STOCKS (36.2%)* cont.	Shares	Value

Capital goods cont.

China Communications Construction Co., Ltd. (China)	1,118,000	$1,230,889

China Railway Group, Ltd. (China)	3,704,000	2,858,778

Crown Holdings, Inc. †	12,700	688,975

General Dynamics Corp.	15,300	2,306,322

Honeywell International, Inc.	35,500	3,893,640

Northrop Grumman Corp.	20,000	4,580,000

Raytheon Co.	32,300	4,412,503

Waste Management, Inc.	50,900	3,342,094

		27,382,880

Communication services (3.0%)

AT&T, Inc.	44,500	1,637,155

China Mobile, Ltd. (China)	77,000	882,016

Comcast Corp. Class A	28,100	1,737,142

DISH Network Corp. Class A †	279,373	16,360,083

Juniper Networks, Inc.	112,700	2,968,518

KT Corp. (South Korea)	2,695	76,009

LG Uplus Corp. (South Korea)	85,621	882,157

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	11,772,400	3,800,431

Telkom SA SOC, Ltd. (South Africa)	437,959	2,020,612

Verizon Communications, Inc.	117,717	5,662,188

		36,026,311

Consumer cyclicals (3.9%)

Alfa SAB de CV (Mexico)	445,483	675,967

Aramark	9,000	335,070

Automatic Data Processing, Inc.	46,800	4,074,408

AutoZone, Inc. †	4,300	3,191,288

Carter’s, Inc.	5,200	448,968

CBS Corp. Class B (non-voting shares)	30,300	1,715,586

China Dongxiang Group Co., Ltd. (China)	2,738,000	532,429

Clorox Co. (The)	2,300	276,046

Dollar General Corp.	44,100	3,046,869

Hankook Tire Co., Ltd. (South Korea)	7,015	338,329

Hasbro, Inc.	21,400	1,784,974

Home Depot, Inc. (The)	4,800	585,648

Hyatt Hotels Corp. Class A †	9,500	482,505

Imperial Holdings, Ltd. (South Africa)	176,704	2,232,037

Interpublic Group of Cos., Inc. (The)	54,500	1,220,255

Itausa — Investimentos Itau SA (Brazil)	740,100	2,188,767

John Wiley & Sons, Inc. Class A	5,300	273,480

Kia Motors Corp. (South Korea)	73,296	2,602,290

Kimberly-Clark Corp.	3,600	411,876

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	1,399,009	3,014,742

Lowe’s Cos., Inc.	50,000	3,332,500

Madison Square Garden Co. (The) Class A †	1,300	215,137

News Corp. Class B	14,200	176,080

Omnicom Group, Inc.	1,772	141,441

PVH Corp.	4,300	460,014

Qualicorp SA (Brazil)	278,100	1,789,528

Scotts Miracle-Gro Co. (The) Class A	5,100	449,259

Absolute Return 700 Fund 27

COMMON STOCKS (36.2%)* cont.	Shares	Value

Consumer cyclicals cont.

ServiceMaster Global Holdings, Inc. †	23,000	$823,170

Smiles SA (Brazil)	195,100	3,560,942

TJX Cos., Inc. (The)	29,600	2,183,000

Twenty-First Century Fox, Inc.	91,900	2,414,213

Vail Resorts, Inc.	1,200	191,328

Vantiv, Inc. Class A †	42,300	2,468,628

World Fuel Services Corp.	8,500	342,125

		47,978,899

Consumer staples (3.4%)

Altria Group, Inc.	82,331	5,443,726

Church & Dwight Co., Inc.	13,500	651,510

Colgate-Palmolive Co.	46,400	3,311,104

Constellation Brands, Inc. Class A	2,000	334,240

Coty, Inc. Class A †	10,422	239,602

CVS Health Corp.	40,500	3,406,050

General Mills, Inc.	45,500	2,820,090

Gruma SAB de CV Class B (Mexico)	194,488	2,703,549

Grupo Lala SAB de CV (Mexico)	1,014,429	1,886,523

Hershey Co. (The)	30,300	3,104,538

JBS SA (Brazil)	338,651	1,030,170

KT&G Corp. (South Korea)	31,607	3,115,432

LG Household & Health Care, Ltd. (South Korea)	3,540	2,536,513

McDonald’s Corp.	39,168	4,409,142

New Oriental Education & Technology Group, Inc. ADR (China) †	15,940	799,072

PepsiCo, Inc.	3,200	343,040

Philip Morris International, Inc.	1,500	144,660

Pool Corp.	4,000	370,320

Procter & Gamble Co. (The)	15,153	1,315,280

Sao Martinho SA (Brazil)	44,401	884,264

Sysco Corp.	56,000	2,694,720

US Foods Holding Corp. †	5,600	126,560

		41,670,105

Energy (1.9%)

Bangchak Petroleum PCL (The) (Thailand)	814,600	704,097

Dril-Quip, Inc. †	3,800	180,500

Exxon Mobil Corp.	94,731	7,892,987

FMC Technologies, Inc. †	33,000	1,064,910

Formosa Petrochemical Corp. (Taiwan)	413,000	1,380,058

Halcon Resources Corp. † S	32,166	287,886

Phillips 66	14,100	1,144,215

SandRidge Energy, Inc. † S	15,523	357,495

Schlumberger, Ltd.	63,400	4,959,782

SK Innovation Co., Ltd. (South Korea)	16,248	2,130,109

Thai Oil PCL (Thailand)	1,201,400	2,402,972

Vantage Drilling International (Units) (Cayman Islands) †	1,527	128,268

		22,633,279

Financials (7.6%)

Aflac, Inc.	19,000	1,308,530

AGNC Investment Corp. R	129,100	2,589,746

28 Absolute Return 700 Fund

COMMON STOCKS (36.2%)* cont.	Shares	Value

Financials cont.

Agricultural Bank of China, Ltd. (China)	8,542,000	$3,601,017

Alleghany Corp. †	500	258,105

Allstate Corp. (The)	7,000	475,300

Ally Financial, Inc.	39,300	710,151

American Financial Group, Inc.	4,400	327,800

Annaly Capital Management, Inc. R	118,100	1,223,516

Aspen Insurance Holdings, Ltd.	10,100	487,325

Associated Banc-Corp.	8,700	176,610

Assured Guaranty, Ltd.	10,100	301,889

Banco Bradesco SA ADR (Brazil)	277,834	2,892,252

Bank Negara Indonesia Persero Tbk PT (Indonesia)	4,967,700	2,117,989

Bank of Communications Co., Ltd. (China)	4,208,000	3,206,101

Bank of New York Mellon Corp. (The)	34,200	1,479,834

Berkshire Hathaway, Inc. Class B †	16,300	2,352,090

Brandywine Realty Trust R	16,400	254,200

Broadridge Financial Solutions, Inc.	13,500	872,910

Capital One Financial Corp.	22,600	1,673,304

Chimera Investment Corp. R	52,500	822,675

China Cinda Asset Management Co., Ltd. (China)	6,485,000	2,332,553

China Construction Bank Corp. (China)	4,196,000	3,064,659

China Life Insurance Co., Ltd. (Taiwan)	290,000	267,354

Chongqing Rural Commercial Bank Co., Ltd. (China)	2,473,000	1,482,522

CoreLogic, Inc. †	11,400	485,184

Corporate Office Properties Trust R	9,400	250,886

Discover Financial Services	32,000	1,802,560

Equity Commonwealth † R	13,900	419,919

Equity Lifestyle Properties, Inc. R	4,400	333,696

Equity One, Inc. R	9,300	265,050

Equity Residential Trust R	21,000	1,296,750

Everest Re Group, Ltd.	4,386	892,639

Guangzhou R&F Properties Co., Ltd. (China)	2,034,800	2,871,131

Hanover Insurance Group, Inc. (The)	2,500	190,475

Highwealth Construction Corp. (Taiwan)	845,000	1,251,459

Highwoods Properties, Inc. R	8,500	421,855

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	30,497	940,256

Industrial & Commercial Bank of China, Ltd. (China)	5,973,000	3,586,999

Industrial Bank of Korea (South Korea)	141,509	1,631,785

Intercontinental Exchange, Inc.	5,700	1,541,223

KB Financial Group, Inc. (South Korea)	6,074	224,952

Liberty Holdings, Ltd. (South Africa)	234,727	2,018,474

Liberty Property Trust R	10,100	408,343

Macerich Co. (The) R	7,900	559,162

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	637,850	802,501

Marsh & McLennan Cos., Inc.	29,600	1,876,344

MFA Financial, Inc. R	68,500	500,735

Moscow Exchange MICEX-RTS OAO (Russia) †	1,607,316	2,964,002

MRV Engenharia e Participacoes SA (Brazil)	734,300	2,843,342

Old Mutual PLC (South Africa)	759,075	1,872,153

People’s Insurance Co. Group of China, Ltd. (China)	6,984,000	2,782,161

Absolute Return 700 Fund 29

COMMON STOCKS (36.2%)* cont.	Shares	Value

Financials cont.

PNC Financial Services Group, Inc. (The)	39,800	$3,804,880

Popular, Inc. (Puerto Rico)	16,800	609,840

Post Properties, Inc. R	4,300	282,897

Public Storage R	1,200	256,464

Regency Centers Corp. R	8,300	598,181

Reinsurance Group of America, Inc.	5,800	625,588

Retail Properties of America, Inc. Class A R	14,100	219,537

Sberbank of Russia PJSC ADR (Russia)	445,010	4,223,145

Shinhan Financial Group Co., Ltd. (South Korea)	26,836	1,032,712

SunTrust Banks, Inc.	29,900	1,352,377

TCF Financial Corp.	27,900	398,970

Travelers Cos., Inc. (The)	16,100	1,741,698

Two Harbors Investment Corp. R	68,300	568,939

U.S. Bancorp	38,000	1,700,880

Voya Financial, Inc.	44,000	1,344,200

Weingarten Realty Investors R	7,000	253,470

Wells Fargo & Co.	91,780	4,222,798

Western Alliance Bancorp †	9,500	354,920

		92,903,964

Health care (3.1%)

AmerisourceBergen Corp.	14,400	1,012,608

C.R. Bard, Inc.	5,000	1,083,400

Charles River Laboratories International, Inc. †	4,000	303,520

DaVita Inc. †	26,200	1,535,844

Intuitive Surgical, Inc. †	3,500	2,352,280

Johnson & Johnson	65,585	7,607,204

McKesson Corp.	21,200	2,696,004

Merck & Co., Inc.	39,327	2,309,281

Pfizer, Inc.	181,900	5,768,049

Richter Gedeon Nyrt (Hungary)	144,823	3,112,751

St Shine Optical Co., Ltd. (Taiwan)	17,000	357,139

Thermo Fisher Scientific, Inc.	29,600	4,352,088

UnitedHealth Group, Inc.	34,000	4,805,220

VWR Corp. †	7,900	217,329

Waters Corp. †	2,000	278,280

		37,790,997

Technology (6.4%)

Agilent Technologies, Inc.	19,500	849,615

Alibaba Group Holding, Ltd. ADR (China) † S	12,737	1,295,226

Alphabet, Inc. Class A †	8,900	7,208,110

Amdocs, Ltd.	18,000	1,052,100

Apple, Inc.	28,505	3,236,458

Applied Materials, Inc.	116,900	3,399,452

AU Optronics Corp. (Taiwan)	678,000	257,667

Cisco Systems, Inc.	189,800	5,823,064

CommerceHub, Inc. Ser. C †	16,500	248,325

eBay, Inc. †	138,400	3,945,784

Fiserv, Inc. †	24,100	2,373,368

Fitbit, Inc. Class A † S	73,500	974,610

30 Absolute Return 700 Fund

COMMON STOCKS (36.2%)* cont.	Shares	Value

Technology cont.

Foxconn Technology Co., Ltd. (Taiwan)	1,143,320	$3,316,620

Genpact, Ltd. †	17,300	397,727

Hon Hai Precision Industry Co., Ltd. (Taiwan)	2,039,400	5,502,917

Intuit, Inc.	13,400	1,457,116

L-3 Communications Holdings, Inc.	5,000	684,700

Microsoft Corp.	25,223	1,511,362

Motorola Solutions, Inc.	11,000	798,380

MSCI, Inc.	4,200	336,798

NetEase, Inc. ADR (China)	18,826	4,838,094

Paychex, Inc.	63,100	3,483,120

Samsung Electronics Co., Ltd. (South Korea)	7,992	11,397,006

Synopsys, Inc. †	18,000	1,067,580

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	158,009	4,914,080

Tencent Holdings, Ltd. (China)	157,300	4,165,263

Texas Instruments, Inc.	43,400	3,074,890

Tripod Technology Corp. (Taiwan)	337,000	796,055

		78,405,487

Transportation (0.9%)

AirAsia Bhd (Malaysia)	255,500	168,683

China Southern Airlines Co., Ltd. (China)	3,644,000	2,050,004

Controladora Vuela Cia de Aviacion SAB de CV Class A (Mexico) †	202,370	386,731

Eva Airways Corp. (Taiwan)	1,332,000	641,380

MISC Bhd (Malaysia)	902,200	1,617,099

Southwest Airlines Co.	24,000	961,200

United Parcel Service, Inc. Class B	44,299	4,773,660

		10,598,757

Utilities and power (1.6%)

American Electric Power Co., Inc.	26,700	1,731,228

American Water Works Co., Inc.	11,100	821,844

Equatorial Energia SA (Brazil)	190,900	3,405,340

Eversource Energy	11,500	633,190

Great Plains Energy, Inc.	19,700	560,268

Korea Electric Power Corp. (South Korea)	74,282	3,204,355

NiSource, Inc.	29,300	681,518

PG&E Corp.	41,700	2,590,404

Southern Co. (The)	43,600	2,248,452

Tenaga Nasional Bhd (Malaysia)	1,031,000	3,522,615

Westar Energy, Inc.	10,200	584,664

		19,983,878

Total common stocks (cost $400,740,454)		$442,018,865

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)*	amount	Value

Agency collateralized mortgage obligations (7.2%)

Federal Home Loan Mortgage Corporation

IFB Ser. 2990, Class LB, 15.579%, 6/15/34	$266,608	$339,902

IFB Ser. 3232, Class KS, IO, 5.765%, 10/15/36	430,327	71,004

IFB Ser. 4104, Class S, IO, 5.565%, 9/15/42	680,443	151,499

IFB Ser. 3116, Class AS, IO, 5.565%, 11/15/34	57,131	964

IFB Ser. 4096, Class SM, IO, 5.515%, 8/15/42	5,073,400	943,072

Absolute Return 700 Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

IFB Ser. 3852, Class NT, 5.465%, 5/15/41	$1,558,129	$1,614,962

Ser. 3687, Class CI, IO, 5.00%, 11/15/38	1,082,659	115,578

Ser. 4322, Class ID, IO, 4.50%, 5/15/43	5,189,305	679,482

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,198,317	202,156

Ser. 4026, Class GI, IO, 4.50%, 9/15/41	4,986,692	804,357

Ser. 4568, Class MI, IO, 4.00%, 4/15/46	10,825,454	1,299,055

Ser. 4462, IO, 4.00%, 4/15/45	2,141,580	354,196

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	4,957,866	818,048

Ser. 4355, Class DI, IO, 4.00%, 3/15/44	4,244,055	364,989

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	3,064,605	449,951

Ser. 4121, Class MI, IO, 4.00%, 10/15/42	3,696,754	660,795

Ser. 4116, Class MI, IO, 4.00%, 10/1/42	3,017,197	506,289

Ser. 4213, Class GI, IO, 4.00%, 11/15/41	2,257,155	262,056

Ser. 3996, Class IK, IO, 4.00%, 3/15/39	3,669,047	329,975

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	8,788,422	1,264,039

Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,559,971	214,496

Ser. 303, Class C18, IO, 3.50%, 1/15/43	4,261,345	706,851

Ser. 4121, Class AI, IO, 3.50%, 10/15/42	5,788,516	1,054,058

Ser. 4122, Class CI, IO, 3.50%, 10/15/42	4,771,341	595,110

Ser. 4136, Class IW, IO, 3.50%, 10/15/42	3,135,432	406,120

Ser. 4097, Class PI, IO, 3.50%, 11/15/40	3,623,791	344,517

Ser. 4150, Class DI, IO, 3.00%, 1/15/43	2,952,798	343,263

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	5,416,451	558,382

Ser. 4134, Class PI, IO, 3.00%, 11/15/42	7,121,090	791,936

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,119,215	210,438

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	4,294,012	461,102

FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28	149,348	2,054

FRB Ser. 59, Class 1AX, IO, 0.277%, 10/25/43	381,900	3,879

Ser. 48, Class A2, IO, 0.212%, 7/25/33	569,410	4,248

Federal National Mortgage Association

IFB Ser. 05-74, Class NK, 24.83%, 5/25/35	51,546	80,590

IFB Ser. 05-122, Class SE, 21.231%, 11/25/35	128,282	185,994

IFB Ser. 11-4, Class CS, 11.832%, 5/25/40	709,212	843,819

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	4,048,445	972,394

IFB Ser. 12-68, Class BS, IO, 5.466%, 7/25/42	5,964,764	1,052,220

IFB Ser. 13-101, Class SE, IO, 5.366%, 10/25/43	3,679,998	889,654

Ser. 397, Class 2, IO, 5.00%, 9/25/39	35,254	5,865

Ser. 421, Class C6, IO, 4.00%, 5/25/45	3,570,171	550,431

Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	5,972,956	723,480

Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	4,044,712	687,197

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	931,646	109,023

Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	3,566,097	383,355

Ser. 409, Class C16, IO, 4.00%, 11/25/40	439,522	61,885

Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,824,150	162,944

Ser. 12-118, Class IC, IO, 3.50%, 11/25/42	5,915,881	1,053,511

Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	2,498,155	244,395

Ser. 14-10, IO, 3.50%, 8/25/42	2,573,858	288,876

Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	2,321,139	189,871

32 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

Ser. 14-76, IO, 3.50%, 11/25/39	$6,588,154	$650,711

Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	3,301,762	484,513

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,522,739	274,726

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	4,547,187	405,746

Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	4,450,596	460,639

Ser. 6, Class BI, IO, 3.00%, 12/25/42	4,751,080	368,684

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,455,017	214,814

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	3,133,379	217,739

Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	4,563,406	366,791

Ser. 98-W2, Class X, IO, 0.783%, 6/25/28	951,312	46,376

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	196,659	2,489

Ser. 98-W5, Class X, IO, 0.444%, 7/25/28	290,794	14,176

Ser. 08-36, Class OV, PO, zero %, 1/25/36	17,480	15,613

Government National Mortgage Association

IFB Ser. 11-81, Class SB, IO, 6.17%, 11/16/36	1,160,075	111,843

Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	3,916,415	729,119

IFB Ser. 13-129, Class SN, IO, 5.624%, 9/20/43	776,212	130,256

IFB Ser. 16-77, Class SC, IO, 5.574%, 10/20/45	2,277,334	495,320

IFB Ser. 13-99, Class VS, IO, 5.565%, 7/16/43	947,503	165,927

Ser. 14-182, Class KI, IO, 5.00%, 10/20/44	4,574,279	791,213

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	3,579,344	652,264

Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	3,284,211	543,767

Ser. 14-76, IO, 5.00%, 5/20/44	2,594,809	494,113

Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	2,873,659	505,892

Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	5,037,623	1,025,023

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	879,174	159,957

Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	314,835	12,714

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	756,268	139,644

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,308,409	229,665

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,651,059	664,325

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	3,253,245	603,510

Ser. 16-49, IO, 4.50%, 11/16/45	4,832,869	930,544

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	4,869,839	836,888

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,059,855	149,164

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	133,253	15,059

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,854,950	294,010

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	885,304	147,587

Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,643,061	264,263

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,164,066	193,685

Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	725,294	154,524

Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	3,159,346	625,880

Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	3,697,623	431,882

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	1,482,731	61,613

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	7,743,363	1,141,836

Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	2,441,553	260,803

Ser. 15-79, Class CI, IO, 4.00%, 5/20/45	5,478,675	883,269

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	4,371,637	926,092

Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	6,277,791	821,976

Absolute Return 700 Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 15-40, IO, 4.00%, 3/20/45	$1,219,827	$244,167

Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	1,705,473	209,091

Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,375,754	200,995

Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	871,050	133,226

Ser. 12-38, Class MI, IO, 4.00%, 3/20/42 F	4,971,229	861,792

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,476,452	234,363

Ser. 14-104, IO, 4.00%, 3/20/42	4,545,512	729,918

Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	2,126,630	299,855

Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	2,465,429	192,079

Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	5,141,540	457,057

Ser. 13-53, Class IA, IO, 4.00%, 12/20/26	2,423,898	266,629

Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	9,221,329	829,920

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	4,178,269	423,384

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	4,010,072	586,076

Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	1,633,610	313,361

Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,874,061	278,810

Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,788,847	121,445

Ser. 13-76, IO, 3.50%, 5/20/43	4,375,912	511,938

Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	4,019,506	475,106

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	2,778,569	254,517

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,923,340	222,684

Ser. 12-145, IO, 3.50%, 12/20/42	1,446,145	216,524

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,032,574	119,025

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	5,475,597	962,610

Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,472,990	146,471

Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,602,426	204,134

Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	2,240,994	243,170

Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	1,852,888	122,120

Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	4,426,693	473,368

Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	4,848,647	219,498

Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	5,494,320	618,111

Ser. 183, Class AI, IO, 3.50%, 10/20/39	2,686,973	273,770

Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	4,031,376	372,745

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	4,624,412	466,649

Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	7,930,073	725,602

Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	9,877,010	817,224

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	5,132,957	655,597

Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	5,258,348	669,335

Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	2,510,562	305,199

Ser. 14-145, Class PI, IO, 3.50%, 10/20/29	1,502,444	169,265

Ser. 14-115, Class QI, IO, 3.00%, 3/20/29	2,859,331	255,882

Ser. 16-H23, Class NI, IO, 2.83%, 10/20/66	8,870,000	1,318,082

Ser. 15-H22, Class GI, IO, 2.578%, 9/20/65	5,720,361	792,842

FRB Ser. 15-H16, Class XI, IO, 2.468%, 7/20/65	8,824,254	1,117,151

Ser. 15-H20, Class CI, IO, 2.442%, 8/20/65	9,823,499	1,251,082

Ser. 15-H25, Class BI, IO, 2.378%, 10/20/65	10,244,889	1,242,705

Ser. 16-H04, Class HI, IO, 2.363%, 7/20/65	3,550,521	410,085

Ser. 15-H26, Class DI, IO, 2.142%, 10/20/65	7,651,046	938,783

34 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	$3,191,750	$360,144

Ser. 15-H09, Class AI, IO, 2.049%, 4/20/65	7,958,007	859,465

Ser. 15-H24, Class HI, IO, 2.03%, 9/20/65	15,854,835	1,377,785

Ser. 16-H03, Class AI, IO, 2.001%, 1/20/66	6,831,376	835,539

Ser. 16-H02, Class BI, IO, 1.964%, 11/20/65	8,291,542	969,306

Ser. 14-H21, Class AI, IO, 1.963%, 10/20/64	7,521,852	803,334

Ser. 15-H15, Class JI, IO, 1.94%, 6/20/65	7,336,866	829,800

Ser. 15-H19, Class NI, IO, 1.913%, 7/20/65	12,694,822	1,396,430

Ser. 16-H04, Class KI, IO, 1.873%, 2/20/66	6,662,546	691,059

Ser. 15-H25, Class EI, IO, 1.849%, 10/20/65	9,067,064	932,094

Ser. 15-H18, Class IA, IO, 1.83%, 6/20/65	6,406,718	560,588

Ser. 15-H10, Class CI, IO, 1.809%, 4/20/65	13,022,231	1,340,287

Ser. 15-H26, Class GI, IO, 1.794%, 10/20/65	7,348,136	771,554

Ser. 16-H07, Class HI, IO, 1.752%, 2/20/66	8,642,285	949,390

Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65	9,587,141	975,012

Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	11,177,520	1,043,980

Ser. 15-H10, Class EI, IO, 1.637%, 4/20/65	11,690,533	828,859

Ser. 15-H24, Class BI, IO, 1.616%, 8/20/65	13,294,640	872,128

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65	10,438,612	941,563

Ser. 15-H14, Class BI, IO, 1.593%, 5/20/65	14,743,480	1,008,454

Ser. 16-H08, Class GI, IO, 1.432%, 4/20/66	11,293,177	781,488

Ser. 15-H26, Class CI, IO, 0.576%, 8/20/65	29,085,788	721,328

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	50,691	—

FRB Ser. 98-2, IO, 1.004%, 5/19/27	31,411	—

FRB Ser. 99-2, IO, 0.84%, 9/19/27	74,802	655

FRB Ser. 98-3, IO, zero %, 9/19/27	34,852	—

		87,334,655

Commercial mortgage-backed securities (2.5%)

Banc of America Commercial Mortgage Trust

Ser. 06-1, Class B, 5.49%, 9/10/45	255,000	254,337

FRB Ser. 07-1, Class XW, IO, 0.311%, 1/15/49	1,774,085	4,543

Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.27%, 2/10/51	584,000	526,593

Banc of America Merrill Lynch Commercial Mortgage, Inc.

FRB Ser. 05-5, Class D, 5.403%, 10/10/45	170,106	170,047

FRB Ser. 05-1, Class C, 5.349%, 11/10/42	429,000	406,829

Ser. 05-6, Class G, 5.147s, 9/10/47 F	440,599	431,820

Ser. 05-3, Class AJ, 4.767%, 7/10/43	225,000	91,336

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42	100,024	51

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	877,000	876,452

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	431,000	418,070

Ser. 05-PWR7, Class C, 5.235%, 2/11/41	489,000	488,169

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	281,000	281,871

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39	1,010,000	454,500

FRB Ser. 06-PW11, Class C, 5.436%, 3/11/39	384,000	96,000

Absolute Return 700 Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.116%, 11/15/44	$262,000	$254,259

Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19,
Class D, 4.902%, 3/10/47	762,000	641,026

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 5.813%, 12/10/49	350,000	313,338

COMM Mortgage Trust 144A

Ser. 12-LC4, Class E, 4.25%, 12/10/44	604,000	463,993

Ser. 13-LC13, Class E, 3.719%, 8/10/46	391,000	274,130

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	184,099	2

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.309%, 3/10/44	1,056,395	1,039,493

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	39,654	39,777

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	336,000	308,078

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	750,000	560,100

GS Mortgage Securities Trust 144A FRB Ser. 06-GG8, Class X, IO,
0.652%, 11/10/39	10,479,482	10,479

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 14-C18, Class D, 4.814%, 2/15/47	1,623,000	1,386,042

FRB Ser. 13-C14, Class E, 4.562%, 8/15/46	816,000	671,160

FRB Ser. 13-C12, Class E, 4.085%, 7/15/45	1,000,000	755,400

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	130,500	130,330

FRB Ser. 06-LDP7, Class B, 5.925%, 4/17/45	619,000	113,587

FRB Ser. 05-LDP2, Class E, 4.981%, 7/15/42	205,000	204,672

FRB Ser. 07-LDPX, Class X, IO, 0.261%, 1/15/49	5,960,928	24,307

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class C, 6.179%, 2/12/51	658,000	579,040

FRB Ser. 12-C6, Class F, 5.191%, 5/15/45	432,000	391,133

Ser. 13-C13, Class E, 3.986%, 1/15/46	639,000	513,884

Ser. 13-C10, Class E, 3.50%, 12/15/47	553,000	402,031

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	370,000	273,652

Ser. 12-C6, Class G, 2.972%, 5/15/45	800,000	619,600

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C3, Class C, 5.567%, 3/15/39	1,703,000	1,671,069

Ser. 06-C6, Class D, 5.502%, 9/15/39	1,187,000	260,820

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	414,000	103,500

FRB Ser. 07-C2, Class XW, IO, 0.451%, 2/15/40	1,322,599	1,920

Merrill Lynch Mortgage Trust

FRB Ser. 05-CIP1, Class C, 5.595%, 7/12/38	355,110	347,411

Ser. 04-KEY2, Class D, 5.046%, 8/12/39	223,927	221,684

ML-CFC Commercial Mortgage Trust 144A

Ser. 06-4, Class AJFX, 5.147%, 12/12/49	295,000	294,705

FRB Ser. 06-4, Class XC, IO, 0.666%, 12/12/49	8,627,191	25,882

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 14-C17, Class D, 4.698%, 8/15/47	699,000	575,414

FRB Ser. 12-C6, Class F, 4.656%, 11/15/45	844,000	716,387

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	2,827,000	2,200,537

36 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 13-C11, Class E, 4.37%, 8/15/46	$750,000	$654,750

FRB Ser. 13-C11, Class F, 4.37%, 8/15/46	1,024,000	795,136

Ser. 13-C13, Class F, 3.707%, 11/15/46	1,547,000	1,082,603

Morgan Stanley Capital I Trust

Ser. 07-HQ11, Class D, 5.587%, 2/12/44	2,100,000	636,664

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	1,181,000	708,600

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	1,795,000	1,793,326

FRB Ser. 06-HQ8, Class D, 5.422%, 3/12/44	274,000	202,919

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.288%, 10/15/44	569,000	531,110

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777%, 10/15/45	333,000	284,815

FRB Ser. 13-LC12, Class D, 4.297%, 7/15/46	827,000	752,943

WF-RBS Commercial Mortgage Trust 144A

Ser. 11-C4, Class E, 5.265%, 6/15/44	305,000	306,861

Ser. 12-C6, Class E, 5.00%, 4/15/45	533,000	437,433

Ser. 11-C4, Class F, 5.00%, 6/15/44	851,000	769,900

FRB Ser. 12-C10, Class E, 4.453%, 12/15/45	381,000	311,110

Ser. 13-C12, Class E, 3.50%, 3/15/48	570,000	438,957

Ser. 13-C14, Class E, 3.25%, 6/15/46	360,000	240,732

		30,837,319

Residential mortgage-backed securities (non-agency) (2.2%)

BCAP, LLC Trust 144A

FRB Ser. 14-RR1, Class 2A2, 2.549%, 1/26/36	850,000	638,040

FRB Ser. 12-RR5, Class 4A8, 0.695%, 6/26/35	1,291,922	1,241,712

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.459%, 4/25/34	240,527	238,691

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.834%,
7/25/25 (Bermuda)	919,000	929,339

Countrywide Alternative Loan Trust

FRB Ser. 06-OA10, Class 1A1, 1.483%, 8/25/46	819,256	595,376

FRB Ser. 06-OA7, Class 1A2, 1.463%, 6/25/46	1,700,416	1,398,592

FRB Ser. 05-27, Class 1A6, 1.354%, 8/25/35	589,272	444,900

FRB Ser. 05-59, Class 1A1, 0.856%, 11/20/35	1,257,544	1,073,719

FRB Ser. 06-OC10, Class 2A2A, 0.714%, 11/25/36	766,118	666,523

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.034%, 1/25/25	1,148,412	1,327,800

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.034%, 10/25/28	250,000	277,757

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.034%, 5/25/28	365,642	405,102

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.534%, 7/25/28	1,063,897	1,146,872

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
9.884%, 4/25/28	749,961	803,029

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.284%, 10/25/28	380,000	468,116

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.784%, 9/25/28	1,310,000	1,594,467

Absolute Return 700 Fund 37

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.284%, 10/25/28	$770,000	$902,975

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.284%, 8/25/28	1,000,000	1,188,243

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	872,500	939,510

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.234%, 4/25/28	3,235,000	3,449,608

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.084%, 4/25/28	140,000	148,982

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.534%, 7/25/25	2,808,000	2,946,700

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.534%, 7/25/25	140,000	148,557

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.084%, 2/25/25	201,533	209,211

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.534%, 5/25/25	129,000	133,442

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.534%, 5/25/25	206,000	212,470

GSAA Trust FRB Ser. 07-6, Class 1A1, 0.654%, 5/25/47	377,541	284,923

MortgageIT Trust FRB Ser. 04-1, Class M2, 1.539%, 11/25/34	306,677	265,266

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 0.714%, 1/25/37	933,324	778,525

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR19, Class A1C3, 1.034%, 12/25/45	365,504	330,050

FRB Ser. 05-AR13, Class A1C3, 1.024%, 10/25/45	1,707,087	1,465,270

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 2.985%, 3/25/36	195,104	190,181

		26,843,948

Total mortgage-backed securities (cost $154,797,341)		$145,015,922

	Principal
COMMODITY LINKED NOTES (11.8%)*†††	amount	Value

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.15%, 2017 (Indexed to the BofA Merrill Lynch Commodity MLCXP2KS
Excess Return Strategy multiplied by 3)	$15,800,000	$14,036,468

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.14%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index
multiplied by 3)	23,600,000	23,463,713

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 3-month USD
LIBOR less 0.20%, 2017 (Indexed to the Citi Commodity Spread Index—
Bloomberg Commodity IndexSM 3 Month Forward Sub-Indices versus
Bloomberg Commodity IndexSM Sub-Indices multiplied by 3)	46,370,000	46,571,153

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.16%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index
multiplied by 3)	24,100,000	25,606,742

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	13,070,000	13,222,358

38 Absolute Return 700 Fund

	Principal
COMMODITY LINKED NOTES (11.8%)*††† cont.	amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	$7,296,000	$7,674,055

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	12,962,592	14,106,351

Total commodity Linked Notes (cost $143,198,592)		$144,680,840

	Principal
CORPORATE BONDS AND NOTES (9.2%)*	amount	Value

Basic materials (1.5%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$1,275,000	$1,297,313

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,045,000	1,149,500

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	2,585,000	2,639,931

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	415,000	402,550

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	1,125,000	1,155,938

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	440,000	455,400

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	805,000	763,744

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	500,000	511,250

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	1,050,000	1,189,125

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	1,386,000	1,415,453

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	2,310,000	2,431,275

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	975,000	975,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	2,262,000	2,358,135

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	685,000	565,125

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	1,073,000	1,110,555

		18,420,294

Capital goods (0.7%)

Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	1,520,000	1,588,400

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	1,011,000	1,142,430

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	1,000,000	1,032,500

DH Services Luxembourg Sarl 144A company guaranty sr. unsec.
sub. notes 7.75%, 12/15/20 (Luxembourg)	500,000	520,000

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	1,190,000	1,121,575

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	2,540,000	2,584,958

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	1,000,000	1,062,500

		9,052,363

Absolute Return 700 Fund 39

		Principal
CORPORATE BONDS AND NOTES (9.2%)* cont.		amount	Value

Communication services (1.5%)

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)		$2,500,000	$2,618,750

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		3,000,000	2,917,500

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)		2,015,000	1,783,275

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		200,000	178,750

Digicel, Ltd. 144A sr. unsec. notes 7.00%, 2/15/20 (Jamaica)		500,000	476,875

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20		2,320,000	2,465,000

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		140,000	45,500

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		1,500,000	1,556,250

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21		750,000	780,000

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	115,000	139,058

Virgin Media Secured Finance PLC 144A sr. notes 6.00%, 4/15/21
(United Kingdom)	GBP	486,000	621,318

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$1,350,000	1,299,375

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		1,855,000	1,947,750

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		1,955,000	1,730,175

			18,559,576

Consumer cyclicals (0.9%)

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		1,000,000	919,380

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		2,500,000	2,531,250

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,805,000	1,917,813

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		885,000	671,494

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		700,000	762,125

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)		1,491,000	1,487,273

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12.125%, 9/1/18		700,000	725,375

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		530,000	563,708

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21		1,250,000	1,255,775

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23		390,000	387,075

			11,221,268

Consumer staples (0.2%)

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19		1,323,000	1,154,318

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		1,500,000	1,578,750

			2,733,068

40 Absolute Return 700 Fund

	Principal
CORPORATE BONDS AND NOTES (9.2%)* cont.	amount	Value

Energy (1.3%)

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	$428,000	$288,900

CHC Helicopter SA company guaranty sr. notes 9.25%, 10/15/20
(Canada) (In default) †	243,000	119,678

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	1,299,000	1,317,673

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	1,000,000	1,027,500

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	1,405,000	1,419,050

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	943,000	971,290

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,048,000	1,037,520

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	902,000	997,838

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,369,000	2,330,504

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)	752,000	757,452

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	3,104,000	2,998,464

Samson Investment Co. company guaranty sr. unsec. notes 9.75%,
2/15/20 (In default) †	2,500,000	121,875

SandRidge Energy, Inc. company guaranty notes 8.75%, 6/1/20 F	1,620,000	3,240

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	2,000,000	1,995,000

		15,385,984

Financials (1.5%)

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	645,000	706,275

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	1,905,000	1,947,291

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.875%, 3/15/19	1,430,000	1,423,565

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	200,000	222,500

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	1,000,000	1,035,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	995,000	999,975

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec.
unsub. notes 5.298%, 12/27/17 (Russia)	600,000	613,500

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5.125%, 10/29/22 (Russia)	750,000	754,688

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	1,000,000	995,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	1,000,000	750,000

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	1,151,000	1,162,510

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)	575,000	619,563

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	250,000	267,513

Absolute Return 700 Fund 41

	Principal
CORPORATE BONDS AND NOTES (9.2%)* cont.	amount	Value

Financials cont.

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	$200,000	$206,206

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,500,000	1,581,780

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	2,600,000	2,713,750

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	1,880,000	1,912,900

		17,912,016

Health care (0.6%)

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	2,510,000	2,353,125

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	2,275,000	1,313,813

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	870,000	915,675

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	610,000	676,338

Tenet Healthcare Corp. company guaranty sr. notes 6.25%, 11/1/18	665,000	699,913

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 10/15/20	1,841,000	1,587,863

		7,546,727

Technology (0.6%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	1,000,000	812,500

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	2,000,000	2,095,000

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	2,005,000	2,072,669

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	2,465,000	2,609,819

		7,589,988

Utilities and power (0.4%)

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	1,834,000	1,852,340

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	2,358,000	2,320,060

		4,172,400

Total corporate bonds and notes (cost $114,815,517)		$112,593,684

INVESTMENT COMPANIES (7.7%)*	Shares	Value

Consumer Staples Select Sector SPDR Fund S	285,400	$15,069,120

Health Care Select Sector SPDR Fund S	215,900	14,543,024

Materials Select Sector SPDR Fund	672,600	31,444,050

Technology Select Sector SPDR Fund S	362,900	17,208,718

Utility Select Sector SPDR Fund S	313,300	15,486,419

Total investment companies (cost $90,611,011)		$93,751,331

42 Absolute Return 700 Fund

	Principal
SENIOR LOANS (4.2%) *C	amount	Value

Basic materials (0.2%)

Builders FirstSource, Inc. bank term loan FRN 4.75%, 7/31/22	$2,045,440	$2,053,622

		2,053,622

Capital goods (0.1%)

Cortes NP Acquisition Corp. bank term loan FRN Ser. B,
6.00%, 9/29/23	1,440,000	1,432,800

		1,432,800

Communication services (0.2%)

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	2,090,000	2,094,353

Asurion, LLC bank term loan FRN Ser. B2, 4.25%, 7/8/20	637,819	638,388

		2,732,741

Consumer cyclicals (2.0%)

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	538,351	594,205

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	1,933,156	1,931,344

CBAC Borrower, LLC bank term loan FRN Ser. B, 8.25%, 7/2/20	1,488,750	1,458,975

DBP Holding Corp. bank term loan FRN Ser. B, 5.00%, 10/11/19	2,872,002	2,666,175

Diamond Resorts International, Inc. bank term loan FRN Ser. B,
7.00%, 9/2/23	570,000	563,350

Golden Nugget, Inc. bank term loan FRN 4.50%, 11/21/19	552,781	558,309

Golden Nugget, Inc. bank term loan FRN 4.50%, 11/21/19	236,906	239,275

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.274%, 1/30/19	1,617,000	1,223,867

Jo-Ann Stores, LLC bank term loan FRN 6.00%, 9/29/23	2,100,000	2,090,376

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	1,488,750	1,496,660

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	1,397,813	1,283,018

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	1,488,750	1,500,743

ROC Finance, LLC bank term loan FRN 5.00%, 6/20/19	2,039,087	2,033,989

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4.00%, 2/19/19	575,621	577,368

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	1,965,000	1,971,447

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	2,098,642	1,944,742

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
5.00%, 9/2/21	729,682	733,331

VGD Merger Sub, LLC bank term loan FRN 5.00%, 8/18/23	1,165,000	1,173,980

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	891,854	884,422

		24,925,576

Consumer staples (0.5%)

Del Monte Foods, Inc. bank term loan FRN 8.25%, 8/18/21	1,000,000	765,000

Hostess Brands, LLC bank term loan FRN 8.50%, 8/3/23	1,995,000	2,002,481

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	2,505,000	2,509,697

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	1,000,000	1,001,750

		6,278,928

Energy (0.2%)

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	735,000	783,510

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	1,250,000	1,275,000

Tervita Corp. bank term loan FRN Ser. B, 6.25%, 5/15/18	316,094	312,143

		2,370,653

Absolute Return 700 Fund 43

	Principal
SENIOR LOANS (4.2%)* [c] cont.	amount	Value

Financials (0.3%)

Altisource Solutions Sarl bank term loan FRN Ser. B, 4.50%, 12/9/20	$1,922,489	$1,855,202

Capital Automotive LP bank term loan FRN 6.00%, 4/29/20	2,000,000	2,007,500

		3,862,702

Health care (0.2%)

Kinetic Concepts, Inc. bank term loan FRN Ser. F1, 5.00%, 11/4/20	1,301,444	1,308,222

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	997,449	970,331

		2,278,553

Technology (0.2%)

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%, 3/31/18	1,461,118	1,249,255

Infor US, Inc. bank term loan FRN Ser. B5, 3.75%, 6/3/20	578,671	576,591

		1,825,846

Transportation (—%)

Livingston International, Inc. bank term loan FRN 8.25%,
4/18/20 (Canada)	331,087	301,289

		301,289

Utilities and power (0.3%)

Dynegy, Inc. bank term loan FRN Ser. C, 5.00%, 6/27/23	1,000,000	1,003,889

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	848,159	247,026

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	8,705	2,535

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. B, 5.00%, 7/27/23	1,905,429	1,919,323

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. C, 5.00%, 7/27/23	434,571	437,740

		3,610,513

Total senior loans (cost $52,980,481)		$51,673,223

	Expiration	Strike
WARRANTS (2.1%)* †	date	price	Warrants	Value

Aurobindo Pharma, Ltd. 144A (India)	6/22/17	$0.00	25,561	$313,090

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	0.00	363,245	3,639,983

China State Construction Engineering Corp., Ltd.
144A (China)	12/10/17	0.00	3,431,691	3,639,085

Halcon Resources Corp.	9/9/20	0.00	8,737	22,105

HCL Technologies, Ltd. 144A (India)	11/17/16	0.00	167,692	1,927,718

Hindalco Industries, Ltd. 144A (India)	9/26/17	0.00	241,198	540,819

Hindustan Petroleum Corp., Ltd. 144A (India)	6/4/18	0.00	542,130	3,792,836

Indian Oil Corp., Ltd. 144A (India)	10/16/17	0.00	844,336	4,091,685

Infosys, Ltd. 144A (India)	6/27/18	0.00	138,389	2,076,462

Shanghai Automotive Co. (China)	3/2/17	0.00	702,900	2,458,302

Tata Motors, Ltd. 144A (India)	3/9/17	0.00	265,870	2,117,637

Wipro, Ltd. 144A (India)	10/6/17	0.00	25,224	175,395

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	185,800	590,813

Total warrants (cost $21,459,730)				$25,385,930

44 Absolute Return 700 Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (1.2%)*		amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$3,957,000	$4,087,134

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)		$225,000	245,569

Brazil (Federal Republic of) sr. unsec. unsub. notes 10.00%, 1/1/17
(Brazil) (units)	BRL	3,340	1,074,141

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)		$2,000,000	2,208,111

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		1,155,000	1,325,363

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		488,000	505,080

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)		220,000	244,200

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		475,000	484,500

Egypt (Government of) 144A sr. unsec. notes 5.875%,
6/11/25 (Egypt)		722,000	669,164

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		365,000	399,687

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		400,000	436,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		950,000	1,149,500

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		125,000	218,594

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		1,000,000	1,101,250

Total foreign government and agency bonds and notes (cost $13,270,456)			$14,148,293

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.4%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-17/$183.00	$193,127	$1,243,954

SPDR S&P 500 ETF Trust (Put)	Sep-17/180.00	205,704	1,103,962

SPDR S&P 500 ETF Trust (Put)	Aug-17/183.00	198,923	1,023,526

SPDR S&P 500 ETF Trust (Put)	Jul-17/180.00	198,250	836,284

SPDR S&P 500 ETF Trust (Put)	Jun-17/175.00	195,135	599,859

SPDR S&P 500 ETF Trust (Put)	May-17/177.00	199,297	504,999

Total purchased options outstanding (cost $7,498,138)			$5,312,584

	Principal
CONVERTIBLE BONDS AND NOTES (0.0%)*	amount	Value

SandRidge Energy, Inc. cv. company guaranty sr. unsec. sub. notes
zero %, 10/4/20	$365,963	$448,305

Total convertible bonds and notes (cost $380,325)		$448,305

Absolute Return 700 Fund 45

	Principal amount/
SHORT-TERM INVESTMENTS (19.5%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.74% [d]	Shares	53,420,625	$53,420,625

Putnam Short Term Investment Fund 0.50% L	Shares	120,142,869	120,142,869

State Street Institutional Liquid Reserves Fund Trust
Class 0.38% P	Shares	20,779,000	20,779,000

U.S. Treasury Bills 0.341%, 12/8/16 # §		$373,000	372,935

U.S. Treasury Bills 0.159%, 12/1/16 # ∆ §		1,691,000	1,690,757

U.S. Treasury Bills 0.294%, 11/25/16 # ∆ §		31,477,000	31,473,380

U.S. Treasury Bills 0.274%, 11/17/16		2,590,000	2,589,795

U.S. Treasury Bills 0.290%, 11/10/16 §		501,000	500,984

U.S. Treasury Bills 0.142%, 11/3/16 §		7,049,000	7,048,958

Total short-term investments (cost $238,016,657)			$238,019,303

TOTAL INVESTMENTS

Total investments (cost $1,695,862,417)	$1,728,620,696

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,222,268,751.

46 Absolute Return 700 Fund

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

    † This security is non-income-producing.

    # This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

    ∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

    § This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

       c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

       d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

       F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

        i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

        L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

       P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

       R Real Estate Investment Trust.

       S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

       At the close of the reporting period, the fund maintained liquid assets totaling $712,895,559 to cover certain derivative contracts and delayed delivery securities.

       Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

       Debt obligations are considered secured unless otherwise indicated.

       144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Absolute Return 700 Fund 47

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $196,351,642)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$1,879,939	$1,892,952	$(13,013)

	British Pound	Sell	12/21/16	2,168,785	2,352,170	183,385

	Euro	Buy	12/21/16	4,969,399	5,085,906	(116,507)

	Hong Kong Dollar	Sell	11/16/16	2,771,511	2,772,480	969

	Japanese Yen	Buy	11/16/16	1,950,015	2,032,435	(82,420)

	Norwegian Krone	Sell	12/21/16	2,018,161	2,031,274	13,113

	Swedish Krona	Sell	12/21/16	2,411,749	2,559,761	148,012

Barclays Bank PLC

	Australian Dollar	Buy	1/18/17	1,342,000	1,351,399	(9,399)

	Euro	Buy	12/21/16	7,802,753	7,897,623	(94,870)

	Euro	Sell	12/21/16	7,802,753	7,788,631	(14,122)

	Japanese Yen	Sell	11/16/16	396,072	375,568	(20,504)

	Swedish Krona	Buy	12/21/16	2,419,884	2,479,236	(59,352)

	Swedish Krona	Sell	12/21/16	2,419,884	2,442,264	22,380

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	129,759	135,633	(5,874)

	Brazilian Real	Sell	1/3/17	1,035,643	1,006,155	(29,488)

	Euro	Buy	12/21/16	4,942,774	4,968,066	(25,292)

	Euro	Sell	12/21/16	4,942,774	4,941,124	(1,650)

	New Zealand Dollar	Buy	1/18/17	2,466,524	2,448,741	17,783

	Swedish Krona	Buy	12/21/16	2,409,363	2,431,922	(22,559)

	Swedish Krona	Sell	12/21/16	2,409,363	2,538,113	128,750

Credit Suisse International

	Australian Dollar	Sell	1/18/17	175,010	171,990	(3,020)

	Canadian Dollar	Buy	1/18/17	2,405,789	2,442,314	(36,525)

	Hong Kong Dollar	Sell	11/16/16	2,250,003	2,251,139	1,136

	Japanese Yen	Sell	11/16/16	2,745,365	2,822,447	77,082

	New Zealand Dollar	Buy	1/18/17	2,570,288	2,609,513	(39,225)

	Swedish Krona	Buy	12/21/16	2,365,277	2,509,574	(144,297)

	Swedish Krona	Sell	12/21/16	2,365,277	2,435,559	70,282

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	3,061,128	3,082,700	(21,572)

	British Pound	Sell	12/21/16	2,168,172	2,349,259	181,087

	Euro	Buy	12/21/16	2,888,364	3,004,398	(116,034)

	Indian Rupee	Buy	11/16/16	2,473,573	2,467,067	6,506

	Indian Rupee	Sell	11/16/16	2,473,573	2,473,202	(371)

	Indonesian Rupiah	Buy	11/16/16	2,638,585	2,602,081	36,504

	Indonesian Rupiah	Sell	11/16/16	2,638,585	2,624,083	(14,502)

	Japanese Yen	Sell	11/16/16	1,288,362	1,313,393	25,031

	Russian Ruble	Buy	12/21/16	181,088	53,073	128,015

	Swedish Krona	Buy	12/21/16	6,082,115	6,231,067	(148,952)

	Swedish Krona	Sell	12/21/16	6,082,115	6,407,933	325,818

48 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $196,351,642) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	$129,758	$130,686	$(928)

	Australian Dollar	Sell	1/18/17	129,758	130,181	423

	Hong Kong Dollar	Sell	11/16/16	2,767,939	2,769,099	1,160

	Swedish Krona	Buy	12/21/16	2,420,628	2,476,460	(55,832)

	Swedish Krona	Sell	12/21/16	2,420,628	2,442,874	22,246

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	3,510,385	3,534,890	(24,505)

	British Pound	Sell	12/21/16	8,414,734	9,120,832	706,098

	Canadian Dollar	Buy	1/18/17	1,473,404	1,505,565	(32,161)

	Euro	Sell	12/21/16	97,698	10,281	(87,417)

	Hong Kong Dollar	Sell	11/16/16	2,108,830	2,109,796	966

	Indian Rupee	Buy	11/16/16	2,566,364	2,539,050	27,314

	Indian Rupee	Sell	11/16/16	2,566,364	2,567,382	1,018

	Indonesian Rupiah	Buy	11/16/16	2,641,157	2,567,237	73,920

	Indonesian Rupiah	Sell	11/16/16	2,641,157	2,658,415	17,258

	Japanese Yen	Sell	11/16/16	2,897,320	2,979,312	81,992

	New Zealand Dollar	Buy	1/18/17	4,736,644	4,787,640	(50,996)

	Norwegian Krone	Sell	12/21/16	7,620,716	7,724,587	103,871

	Russian Ruble	Buy	12/21/16	163,745	60,618	103,127

	Swedish Krona	Buy	12/21/16	4,632,816	4,271,876	360,940

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	4,963,921	5,000,981	(37,060)

	British Pound	Sell	12/21/16	1,783,874	1,933,563	149,689

	Canadian Dollar	Buy	1/18/17	361,152	369,122	(7,970)

	Euro	Buy	12/21/16	2,498,012	2,545,833	(47,821)

	Euro	Sell	12/21/16	2,498,012	2,476,875	(21,137)

	Japanese Yen	Sell	11/16/16	2,041,423	2,144,794	103,371

	New Zealand Dollar	Sell	1/18/17	73,883	40,515	(33,368)

	Swedish Krona	Buy	12/21/16	4,796,760	4,963,092	(166,332)

	Swedish Krona	Sell	12/21/16	4,796,760	4,841,052	44,292

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	1,162,814	1,171,153	(8,339)

	Euro	Buy	12/21/16	2,490,641	2,464,017	26,624

	Euro	Sell	12/21/16	2,490,641	2,466,526	(24,115)

	Japanese Yen	Sell	11/16/16	70,602	120,947	50,345

WestPac Banking Corp.

	Australian Dollar	Buy	1/18/17	4,015,979	4,044,146	(28,167)

Total						$1,594,811

Absolute Return 700 Fund 49

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	19	$5,567,323	Dec-16	$(105,496)

Euro-CAC 40 Index (Short)	77	3,809,199	Nov-16	2,747

FTSE 100 Index (Short)	29	2,459,519	Dec-16	(95,014)

S&P 500 Index E-Mini (Short)	652	69,115,260	Dec-16	800,461

S&P Mid Cap 400 Index E-Mini (Long)	509	76,696,120	Dec-16	(875,582)

SPI 200 Index (Long)	2	$201,205	Dec-16	678

Tokyo Price Index (Short)	26	3,458,568	Dec-16	(163,314)

U.S. Treasury Bond 30 yr (Long)	109	17,736,344	Dec-16	(793,873)

U.S. Treasury Bond Ultra 30 yr (Short)	78	13,723,125	Dec-16	875,267

U.S. Treasury Note 2 yr (Long)	153	33,375,516	Dec-16	(7,476)

U.S. Treasury Note 5 yr (Short)	282	34,064,719	Dec-16	87,564

U.S. Treasury Note 10 yr (Long)	1,657	214,788,625	Dec-16	(2,022,727)

U.S. Treasury Note Ultra 10 yr (Short)	94	13,302,469	Dec-16	66,172

Total				$(2,230,593)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $1,761,746)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$9,893,000	$747,812

Total			$747,812

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $203,631)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Nov-16/$220.50	$176,592	$49,458

SPDR S&P 500 ETF Trust (Call)	Nov-16/220.50	181,057	39,000

SPDR S&P 500 ETF Trust (Call)	Nov-16/221.00	181,801	11,991

SPDR S&P 500 ETF Trust (Call)	Nov-16/221.00	181,098	905

Total			$101,354

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $201,291,641)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 11/1/46	$34,000,000	11/14/16	$35,695,046

Federal National Mortgage Association, 3.00%, 11/1/46	135,000,000	11/14/16	138,986,712

Federal National Mortgage Association, 2.50%, 11/1/46	26,000,000	11/14/16	25,951,510

Total			$200,633,268

50 Absolute Return 700 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$55,980,100 E	$(48,716)	12/21/21	1.25%	3 month USD-	$253,801
					LIBOR-BBA

	256,926,200 E	(401,102)	12/21/18	1.015%	3 month USD-	111,722
					LIBOR-BBA

	21,139,300 E	60,156	12/21/26	1.60%	3 month USD-	275,059
					LIBOR-BBA

	270,146,900 E	(714,177)	12/21/26	3 month USD-	1.60%	(3,460,490)
				LIBOR-BBA

	17,311,100 E	(17,570)	12/21/46	3 month USD-	1.90%	(655,311)
				LIBOR-BBA

	71,886,000 E	(149,886)	12/21/21	3 month USD-	1.30%	(363,028)
				LIBOR-BBA

	4,367,000 E	2,525	12/21/26	3 month USD-	1.55%	(62,439)
				LIBOR-BBA

	17,073,000	(226)	9/22/26	3 month USD-	1.5365%	(221,929)
				LIBOR-BBA

	38,771,000	(514)	9/23/26	1.542%	3 month USD-	483,953
					LIBOR-BBA

	14,974,000	(199)	9/26/26	1.486%	3 month USD-	268,031
					LIBOR-BBA

	35,515,600	(471)	9/27/26	3 month USD-	1.467%	(700,581)
				LIBOR-BBA

	13,273,000	(50)	9/30/18	0.989%	3 month USD-	20,576
					LIBOR-BBA

	9,844,000	(131)	9/30/26	1.3975%	3 month USD-	258,936
					LIBOR-BBA

	142,895 E	(5)	4/24/47	3 month USD-	1.92%	(5,121)
				LIBOR-BBA

	17,344,800 E	(29,484)	11/23/26	1.58%	3 month USD-	162,679
					LIBOR-BBA

	2,691,000	(36)	10/24/26	3 month USD-	1.5905%	(24,426)
				LIBOR-BBA

	4,884,000	(65)	11/1/26	1.7035%	3 month USD-	(6,541)
					LIBOR-BBA

	5,147,000	(68)	11/2/26	1.6895%	3 month USD-	55
					LIBOR-BBA

AUD	23,856,000 E	(222,132)	12/28/21	1.86%	6 month AUD-	62,199
					BBR-BBSW

AUD	11,336,000 E	(80,773)	12/28/26	2.20%	6 month AUD-	133,912
					BBR-BBSW

CAD	55,108,000 E	(65,842)	12/21/21	1.05%	3 month CAD-BA-	(37,410)
					CDOR

CAD	32,683,000 E	40,896	12/21/26	1.45%	3 month CAD-BA-	125,205
					CDOR

CHF	6,580,000 E	(10,587)	12/21/26	6 month CHF-	0.18%	55,336
				LIBOR-BBA

CHF	15,682,000 E	11,353	12/21/21	6 month CHF-	0.50%	48,880
				LIBOR-BBA

Absolute Return 700 Fund 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	27,217,000 E	$(145,076)	12/21/21	6 month EUR-	0.10%	$50,738
				EURIBOR-REUTERS

EUR	15,047,000 E	17,120	12/21/26	6 month EUR-	0.40%	(196,470)
				EURIBOR-REUTERS

GBP	38,390,000 E	118,709	12/21/21	0.65%	6 month GBP-	585,501
					LIBOR-BBA

GBP	6,665,000 E	68,687	12/21/26	0.90%	6 month GBP-	306,174
					LIBOR-BBA

NOK	76,592,000 E	17,127	12/21/26	1.55%	6 month NOK-	116,204
					NIBOR-NIBR

NOK	112,326,000 E	5,658	12/21/21	1.25%	6 month NOK-	79,873
					NIBOR-NIBR

NZD	17,631,000 E	74,541	12/21/21	2.30%	3 month NZD-	157,249
					BBR-FRA

NZD	8,080,000 E	2,553	12/21/26	2.65%	3 month NZD-	104,125
					BBR-FRA

SEK	476,000 E	(283)	12/21/21	3 month SEK-STIBOR-0.10%		(46)
				SIDE

SEK	76,459,000 E	4,435	12/21/26	3 month SEK-STIBOR-0.80%		(15,298)
				SIDE

Total		$(1,463,633)				$(2,088,882)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

baskets	2,460,324	$—	8/2/17	(3 month USD-	A basket (MLTRFCF9)	$(2,977,746)
				LIBOR-BBA plus	of common stocks
				0.10%)

units	59,603	—	8/2/17	3 month USD-	Russell 1000 Total	3,900,631
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC

	$368,692	—	1/12/40	4.00% (1 month	Synthetic MBX Index	86
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	160,280	—	1/12/39	6.00% (1 month	Synthetic TRS Index	321
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	652,130	—	1/12/40	4.00% (1 month	Synthetic MBX Index	151
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	22,420	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(37)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

52 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$2,414,607	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$560
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,090,917	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(5,605)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,469,364	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(12,687)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	5,262	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(27)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	736,235	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(3,116)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	529,985	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(875)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,195,793	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(6,444)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	2,647,938	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(8,048)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	1,643,275	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(55)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	11,304,543	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,511
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	11,975,043	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(63,125)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.

	845,655	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,160
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	400,972	—	1/12/41	5.00% (1 month	Synthetic MBX Index	550
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	1,221	—	12/16/16	(3 month USD-	A basket (CGPUTQL2)	(1,729,107)
				LIBOR-BBA plus	of common stocks
				0.37%)

baskets	782,715	—	11/10/16	3 month USD-	A basket (CGPUTS50)	2,383,011
				LIBOR-BBA minus	of common stocks
				0.75%

units	106,667	—	3/17/17	3 month USD-	MSCI Emerging	(286,925)
				LIBOR-BBA minus	Markets TR Net USD
				0.14%

Absolute Return 700 Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.

units	26,539	$—	11/23/16	3 month USD-	Russell 1000 Total	$4,711,696
				LIBOR-BBA minus	Return Index
				0.05%

units	40,605	—	10/17/17	3 month USD-	MSCI Emerging	(155,773)
				LIBOR-BBA plus	Markets TR Net USD
				0.28%

Credit Suisse International

	$505,321	—	1/12/41	5.00% (1 month	Synthetic MBX Index	693
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	766,468	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4,451
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	432,317	—	1/12/43	3.50% (1 month	Synthetic TRS Index	2,330
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,391,586	—	1/12/43	3.50% (1 month	Synthetic TRS Index	12,888
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	109,068	—	1/12/43	3.50% (1 month	Synthetic TRS Index	588
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	95,809	—	1/12/41	4.00% (1 month	Synthetic TRS Index	556
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	4,913,267	—	1/12/45	4.00% (1 month	Synthetic TRS Index	29,314
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	546,463	—	1/12/45	4.00% (1 month	Synthetic TRS Index	3,260
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,508,265	—	1/12/45	3.50% (1 month	Synthetic TRS Index	20,571
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,114,268	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(12,278)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Deutsche Bank AG

baskets	531,345	—	10/24/17	3 month USD-	A basket (DBCT14SP)	(58,545)
				LIBOR-BBA minus	of common stocks
				0.45%

baskets	531,071	—	10/24/17	(3 month USD-	A basket (DBCTPL8P)	315,491
				LIBOR-BBA plus	of common stocks
				0.31%)

Goldman Sachs International

	$570,079	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(941)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

54 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$439,774	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(726)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,393,041	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,786
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

793,210	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,309)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

583,201	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,074)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

219,112	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,155)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,114	—	1/12/39	6.00% (1 month	Synthetic TRS Index	12
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

539,463	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,079
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

798,924	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,211)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

41,450	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(219)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

110,500	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(582)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

14,575	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

624,748	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,031)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,012,104	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,024
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

125,960	—	1/12/41	4.00% (1 month	Synthetic TRS Index	731
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,508,754	—	1/12/45	4.00% (1 month	Synthetic TRS Index	20,935
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,737,178	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(9,361)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

	$2,300,616	$—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	$(9,996)
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

baskets	2,284,023	—	12/15/20	(1 month USD-	A basket (GSCBPUR1)	(1,184,958)
				LIBOR-BBA plus	of common stocks
				0.44%)

units	598,021	—	12/15/20	(0.45%)	Goldman Sachs	556,275
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

units	18,233	—	12/12/16	1 month USD-	MSCI Emerging	(71,851)
				LIBOR-BBA minus	Markets TR Net USD
				0.17%

units	532,837	—	12/15/20	(0.45%)	Goldman Sachs	562,147
					Volatility Carry US
					Series 30 Excess
					Return Strategy

JPMorgan Chase Bank N.A.

	$861,995	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,006
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	264,037	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,533
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	2,230,840	—	4/25/16	3 month USD-	A basket (JPCMPTSH)	7,504,269
				LIBOR-BBA minus	of common stocks
				0.44%

JPMorgan Securities LLC

	$1,824,114	—	1/12/44	4.00% (1 month	Synthetic TRS Index	10,312
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,052,479	—	1/12/45	(3.50%) 1 month	Synthetic TRS Index	(6,171)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	1,824,114	—	1/12/44	(4.00%) 1 month	Synthetic TRS Index	(10,312)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,242,121	—	1/12/45	(4.00%) 1 month	Synthetic TRS Index	(13,376)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

UBS AG

units	334,533	—	8/21/17	1 month USD-	MSCI Emerging	1,428,406
				LIBOR-BBA plus	Markets TR Net USD
				0.35%

Total		$—				$14,859,644

56 Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC

CMBX NA BBB– Index	BBB–/P	$2,153	$383,000	1/17/47	300 bp	$(30,179)

Credit Suisse International
CMBX NA BB Index	—	(30,173)	215,000	1/17/47	(500 bp)	3,029

CMBX NA BB Index	—	(150,100)	8,504,000	5/11/63	(500 bp)	1,154,650

CMBX NA BBB– Index	BBB–/P	5,156,523	69,763,000	1/17/47	300 bp	(732,637)

Goldman Sachs International
CMBX NA BB Index	—	(457,279)	4,470,000	5/11/63	(500 bp)	228,545

CMBX NA BB Index	—	(89,586)	592,000	1/17/47	(500 bp)	1,835

CMBX NA BBB– Index	BBB–/P	43,204	871,000	5/11/63	300 bp	(27,623)

CMBX NA BBB– Index	BBB–/P	54,404	1,043,000	5/11/63	300 bp	(30,410)

CMBX NA BBB– Index	BBB–/P	635,077	8,592,000	1/17/47	300 bp	(90,231)

CMBX NA BBB– Index	BBB–/P	972,743	13,956,000	1/17/47	300 bp	(205,377)

Total		$6,136,966				$271,602

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

	Upfront			Payments
	premium		Termi-	received	Unrealized
	received	Notional	nation	(paid) by fund	appreciation/
Referenced debt* Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index B+/P	$1,929,805	$54,709,000	12/20/21	500 bp	$(166,492)

Total	$1,929,805				$(166,492)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Absolute Return 700 Fund 57

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Basic materials	$10,967,201	$15,677,107	$—

Capital goods	23,293,213	4,089,667	—

Communication services	30,385,698	5,640,613	—

Consumer cyclicals	44,505,851	3,473,048	—

Consumer staples	36,018,160	5,651,945	—

Energy	19,123,112	3,510,167	—

Financials	62,510,314	30,393,650	—

Health care	37,433,858	357,139	—

Technology	52,969,959	25,435,528	—

Transportation	6,121,591	4,477,166	—

Utilities and power	13,256,908	6,726,970	—

Total common stocks	336,585,865	105,433,000	—

Commodity linked notes	—	144,680,840	—

Convertible bonds and notes	—	448,305	—

Corporate bonds and notes	—	112,590,444	3,240

Foreign government and agency bonds and notes	—	14,148,293	—

Investment companies	93,751,331	—	—

Mortgage-backed securities	—	145,015,922	—

Purchased options outstanding	—	5,312,584	—

Senior loans	—	51,673,223	—

U.S. government and agency mortgage obligations	—	455,572,416	—

Warrants	22,105	25,363,825	—

Short-term investments	140,921,869	97,097,434	—

Totals by level	$571,281,170	$1,157,336,286	$3,240

58 Absolute Return 700 Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,594,811	$—

Futures contracts	(2,230,593)	—	—

Written options outstanding	—	(101,354)	—

Written swap options outstanding	—	(747,812)	—

TBA sale commitments	—	(200,633,268)	—

Interest rate swap contracts	—	(625,249)	—

Total return swap contracts	—	14,859,644	—

Credit default contracts	—	(7,961,661)	—

Totals by level	$(2,230,593)	$(193,614,889)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$6,477,000	$—	$—	$—	$—	$(6,477,000)	$—	$—	$—

Corporate bonds
and notes	$—	—	—	3,240	—	—	—	—	$3,240

Mortgage-backed
securities	$14,343,168	(1,740,336)	5,134	(135,246)	—	(406,464)	—	(12,066,256)	$—

Totals	$20,820,168	$(1,740,336)	$5,134	$(132,006)	$—	$(6,883,464)	$—	$(12,066,256)	$3,240

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $3,240 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 59

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value, including $52,474,282 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,522,298,923)	$1,555,057,202
Affiliated issuers (identified cost $173,563,494) (Notes 1 and 5)	173,563,494

Foreign currency (cost $2,210,446) (Note 1)	2,214,474

Dividends, interest and other receivables	5,668,677

Receivable for shares of the fund sold	1,980,195

Receivable for investments sold	8,200,301

Receivable for sales of delayed delivery securities (Note 1)	156,706,211

Receivable for variation margin (Note 1)	2,976,285

Unrealized appreciation on forward currency contracts (Note 1)	3,240,507

Unrealized appreciation on OTC swap contracts (Note 1)	22,887,393

Premium paid on OTC swap contracts (Note 1)	727,138

Prepaid assets	26,425

Total assets	1,933,248,302

LIABILITIES

Payable to custodian	335,667

Payable for investments purchased	4,128,351

Payable for purchases of delayed delivery securities (Note 1)	405,436,480

Payable for shares of the fund repurchased	5,479,147

Payable for compensation of Manager (Note 2)	731,616

Payable for custodian fees (Note 2)	147,385

Payable for investor servicing fees (Note 2)	294,493

Payable for Trustee compensation and expenses (Note 2)	122,660

Payable for administrative services (Note 2)	2,370

Payable for distribution fees (Note 2)	257,880

Payable for variation margin (Note 1)	1,702,267

Unrealized depreciation on OTC swap contracts (Note 1)	7,756,147

Premium received on OTC swap contracts (Note 1)	6,864,104

Unrealized depreciation on forward currency contracts (Note 1)	1,645,696

Written options outstanding, at value (premiums $1,965,377) (Notes 1 and 3)	849,166

TBA sale commitments, at value (proceeds receivable $201,291,641) (Note 1)	200,633,268

Collateral on securities loaned, at value (Note 1)	53,420,625

Collateral on certain derivative contracts, at value (Note 1)	20,905,447

Other accrued expenses	266,782

Total liabilities	710,979,551

Net assets	$1,222,268,751

(Continued on next page)

60 Absolute Return 700 Fund

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,251,177,496

Distributions in excess of net investment income (Note 1)	(17,670,682)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(58,015,460)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	46,777,397

Total — Representing net assets applicable to capital shares outstanding	$1,222,268,751

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($316,497,440 divided by 28,049,483 shares)	$11.28

Offering price per class A share (100/94.25 of $11.28)*	$11.97

Net asset value and offering price per class B share ($28,631,808 divided by 2,599,594 shares)**	$11.01

Net asset value and offering price per class C share ($186,452,358 divided by 16,963,049 shares)**	$10.99

Net asset value and redemption price per class M share ($6,815,254 divided by 615,023 shares)	$11.08

Offering price per class M share (100/96.50 of $11.08)*	$11.48

Net asset value, offering price and redemption price per class P share
($71,489,379 divided by 6,319,734 shares)**	$11.31

Net asset value, offering price and redemption price per class R share
($1,860,911 divided by 166,872 shares)	$11.15

Net asset value, offering price and redemption price per class R6 share
($7,817,262 divided by 688,796 shares)	$11.35

Net asset value, offering price and redemption price per class Y share
($602,704,339 divided by 53,292,284 shares)	$11.31

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 61

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (including interest income of $755,961 from investments in affiliated issuers) (Note 5)	$27,645,567

Dividends (net of foreign tax of $686,695)	17,625,262

Total investment income	45,270,829

EXPENSES

Compensation of Manager (Note 2)	9,599,073

Investor servicing fees (Note 2)	1,797,741

Custodian fees (Note 2)	292,816

Trustee compensation and expenses (Note 2)	88,693

Distribution fees (Note 2)	3,324,982

Administrative services (Note 2)	37,802

Other	660,502

Fees waived and reimbursed by Manager (Note 2)	(13,737)

Total expenses	15,787,872

Expense reduction (Note 2)	(28,985)

Net expenses	15,758,887

Net investment income	29,511,942

Net realized loss on investments (Notes 1 and 3)	(71,523,016)

Net increase from payments by affiliates (Note 2)	2,817

Net realized loss on swap contracts (Note 1)	(44,919,808)

Net realized gain on futures contracts (Note 1)	7,482,976

Net realized loss on foreign currency transactions (Note 1)	(2,159,793)

Net realized gain on written options (Notes 1 and 3)	2,064,480

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,046,392

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	48,388,315

Net loss on investments	(59,617,637)

Net decrease in net assets resulting from operations	$(30,105,695)

The accompanying notes are an integral part of these financial statements.

62 Absolute Return 700 Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$29,511,942	$20,184,990

Net realized gain (loss) on investments
and foreign currency transactions	(109,052,344)	105,665,575

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	49,434,707	(80,961,244)

Net increase (decrease) in net assets resulting
from operations	(30,105,695)	44,889,321

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(27,122,833)	(4,757,439)

Class B	(1,771,864)	(215,484)

Class C	(12,838,661)	(1,330,345)

Class M	(440,269)	(55,120)

Class P	—	—

Class R	(113,951)	(23,421)

Class R5	(758)	(197)

Class R6	(535,552)	(122,131)

Class Y	(50,507,218)	(10,035,024)

From net realized long-term gain on investments
Class A	(4,184,485)	(14,604,207)

Class B	(308,195)	(1,295,170)

Class C	(2,189,965)	(7,440,380)

Class M	(72,511)	(238,433)

Class R	(18,332)	(84,957)

Class R5	(113)	(502)

Class R6	(79,090)	(303,202)

Class Y	(7,530,467)	(25,810,809)

From return of capital
Class A	(750,198)	—

Class B	(49,008)	—

Class C	(355,108)	—

Class M	(12,177)	—

Class R	(3,152)	—

Class R5	(21)	—

Class R6	(14,813)	—

Class Y	(1,396,992)	—

Increase (decrease) from capital share transactions (Note 4)	(76,126,905)	364,116,512

Total increase (decrease) in net assets	(216,528,333)	342,689,012

NET ASSETS

Beginning of year	1,438,797,084	1,096,108,072

End of year (including distributions in excess of net investment income of $17,670,682 and undistributed net investment income
of $68,190,173, respectively)	$1,222,268,751	$1,438,797,084

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 63

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	of capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A

October 31, 2016	$12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	$11.28	(1.81)	$316,497	1.19[d]	2.21d	578[f]

October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	—	(.76)	12.45	4.04	424,484	1.26	1.60	563[f]

October 31, 2014	12.17	.20	.48	.68	(.14)	—	—	(.14)	12.71	5.65	328,250	1.24	1.63	313[f]

October 31, 2013	11.78	.24	.16	.40	(.01)	—	—	(.01)	12.17	3.42	346,385	1.25	2.04	199[g]

October 31, 2012	11.35	.21	.66	.87	(.44)	—	—	(.44)	11.78	7.97	331,370	1.33[e]	1.82[e]	164[g]

Class B

October 31, 2016	$12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	$11.01	(2.50)	$28,632	1.94[d]	1.45[d]	578[f]

October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	12.16	3.18	30,905	2.01	.85	563[f]

October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	12.44	4.92	28,072	1.99	.88	313[f]

October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199[g]

October 31, 2012	11.19	.12	.65	.77	(.36)	—	—	(.36)	11.60	7.13	26,015	2.08[e]	1.06[e]	164[g]

Class C

October 31, 2016	$12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	$10.99	(2.54)	$186,452	1.94[d]	1.46[d]	578[f]

October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	12.16	3.24	210,619	2.01	.85	563[f]

October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	12.44	4.91	160,682	1.99	.88	313[f]

October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199[g]

October 31, 2012	11.19	.12	.65	.77	(.36)	—	—	(.36)	11.60	7.16	138,619	2.08[e]	1.06[e]	164[g]

Class M

October 31, 2016	$12.25	.19	(.49)	(.30)	(.73)	(.12)	(.02)	(.87)	$11.08	(2.30)	$6,815	1.69[d]	1.70[d]	578[f]

October 31, 2015	12.52	.14	.29	.43	(.13)	(.57)	—	(.70)	12.25	3.55	7,146	1.76	1.10	563[f]

October 31, 2014	11.99	.14	.47	.61	(.08)	—	—	(.08)	12.52	5.12	5,286	1.74	1.12	313[f]

October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199[g]

October 31, 2012	11.23	.15	.65	.80	(.38)	—	—	(.38)	11.65	7.40	4,105	1.83[e]	1.31[e]	164[g]

Class P

October 31, 2016#	$11.25	.04	.02	.06	—	—	—	—	11.31	.53*	$71,489	.14*	.39*	578[f]

Class R

October 31, 2016	$12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	$11.15	(2.05)	$1,861	1.44[d]	1.96[d]	578[f]

October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	—	(.73)	12.31	3.84	1,564	1.51	1.34	563[f]

October 31, 2014	12.04	.17	.48	.65	(.12)	—	—	(.12)	12.57	5.40	1,848	1.49	1.39	313[f]

October 31, 2013	11.68	.21	.15	.36	—[h]	—	—	—[h]	12.04	3.11	2,005	1.50	1.77	199[g]

October 31, 2012	11.25	.17	.67	.84	(.41)	—	—	(.41)	11.68	7.77	1,235	1.58[e]	1.52[e]	164[g]

Class R6

October 31, 2016	$12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	$11.35	(1.40)	$7,817	.85[d]	2.54[d]	578[f]

October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	—	(.80)	12.51	4.39	8,237.93		1.93	563[f]

October 31, 2014	12.23	.24	.48	.72	(.18)	—	—	(.18)	12.77	5.97	6,678.91		1.96	313[f]

October 31, 2013	11.81	.25	.20	.45	(.03)	—	—	(.03)	12.23	3.79	6,500.92		2.09	199[g]

October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31*[e]	.58*[e]	164[g]

Class Y

October 31, 2016	$12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	$11.31	(1.48)	$602,704	.94[d]	2.47[d]	578[f]

October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	—	(.79)	12.47	4.25	755,830	1.01	1.85	563[f]

October 31, 2014	12.20	.23	.49	.72	(.18)	—	—	(.18)	12.74	5.93	565,281.99		1.88	313[f]

October 31, 2013	11.81	.27	.16	.43	(.04)	—	—	(.04)	12.20	3.67	464,035	1.00	2.27	199[g]

October 31, 2012	11.37	.23	.67	.90	(.46)	—	—	(.46)	11.81	8.31	283,356	1.08[e]	2.04[e]	164[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64 Absolute Return 700 Fund	Absolute Return 700 Fund 65

Financial highlights cont.

* Not annualized.

# For the period August 31, 2016 (commencement of operations) to October 31, 2016.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

10/31/16

Class A	<0.01%

Class B	<0.01

Class C	<0.01

Class M	<0.01

Class R	<0.01

Class P	—

Class R6	<0.01

Class Y	<0.01

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

10/31/12

Class A	0.05%

Class B	0.05

Class C	0.05

Class M	0.05

Class R	0.05

Class R6	—

Class Y	0.05

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	463%

October 31, 2012	487

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

66 Absolute Return 700 Fund

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October, 31 2016.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Absolute Return 700 Fund 67

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swap contracts in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments,

68 Absolute Return 700 Fund

including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

Absolute Return 700 Fund 69

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

70 Absolute Return 700 Fund

and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Absolute Return 700 Fund 71

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,232,306 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

72 Absolute Return 700 Fund

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,975,715 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $6,388,362 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $53,420,625 and the value of securities loaned amounted to $52,474,282.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

Absolute Return 700 Fund 73

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total
$53,351,564	$—	$53,351,564

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from unrealized gains and losses on certain futures contracts, from net operating loss, from income on swap contracts, from interest-only securities, from distributions in excess, and from a return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $22,041,691 to increase distributions in excess of net investment income, $22,384,299 to decrease paid-in capital and $44,425,990 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$74,604,569

Unrealized depreciation	(48,675,773)

Net unrealized appreciation	25,928,796

Capital loss carryforward	(53,531,564)
Cost for federal income tax purposes	$1,702,514,171

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,

0.980%	of the next $5 billion,	0.810%	of the next $50 billion,

0.930%	of the next $10 billion,	0.800%	of the next $100 billion and

0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.28%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added

74 Absolute Return 700 Fund

to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.876% of the fund’s average net assets before a decrease of $2,077,431 (0.156% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2018, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.97% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $13,737.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $2,817 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined

Absolute Return 700 Fund 75

contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016 has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$508,577	Class R	2,573

Class B	40,554	Class R5	3

Class C	277,447	Class R6	3,962

Class M	9,392	Class Y	954,109

Class P	1,124	Total	$1,797,741

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,035 under the expense offset arrangements and by $25,950 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $952, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b –1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and

76 Absolute Return 700 Fund

class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$933,521	Class M	51,542

Class B	296,943	Class R	9,409

Class C	2,033,567	Total	$3,324,982

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $125,755 and $1,490 from the sale of class A and class M shares, respectively, and received $11,659 and $15,292 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $588 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$7,885,788,209	$8,062,012,563

U.S. government securities (Long-term)	—	—

Total	$7,885,788,209	$8,062,012,563

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$359,703,900	$2,771,131	$9,185,614	$375,089

Options opened	789,354,600	4,513,114	182,086,771	5,604,479
Options exercised	(53,501,000)	(396,686)	—	—

Options expired	(546,576,600)	(1,004,712)	(26,657,532)	(3,830,657)
Options closed	(539,087,900)	(4,121,101)	(163,894,305)	(1,945,280)

Written options outstanding at the
end of the reporting period	$9,893,000	$1,761,746	$720,548	$203,631

Absolute Return 700 Fund 77

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	8,485,535	$96,195,520	14,651,151	$182,222,249

Shares issued in connection with
reinvestment of distributions	2,643,023	29,258,269	1,467,086	17,883,782

	11,128,558	125,453,789	16,118,237	200,106,031

Shares repurchased	(17,181,781)	(192,121,727)	(7,843,842)	(97,635,567)

Net increase (decrease)	(6,053,223)	$(66,667,938)	8,274,395	$102,470,464

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	323,489	$3,552,976	442,256	$5,403,665

Shares issued in connection with
reinvestment of distributions	187,218	2,036,933	120,767	1,447,992

	510,707	5,589,909	563,023	6,851,657

Shares repurchased	(451,971)	(4,967,560)	(279,664)	(3,418,487)

Net increase	58,736	$622,349	283,359	$3,433,170

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	3,905,830	$43,522,340	6,221,011	$75,762,490

Shares issued in connection with
reinvestment of distributions	1,261,930	13,691,939	643,103	7,704,376

	5,167,760	57,214,279	6,864,114	83,466,866

Shares repurchased	(5,531,597)	(60,447,293)	(2,458,918)	(29,986,816)

Net increase (decrease)	(363,837)	$(3,233,014)	4,405,196	$53,480,050

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	136,636	$1,516,928	190,105	$2,330,574

Shares issued in connection with
reinvestment of distributions	47,208	515,511	23,860	287,513

	183,844	2,032,439	213,965	2,618,087

Shares repurchased	(152,423)	(1,678,415)	(52,508)	(641,138)

Net increase	31,421	$354,024	161,457	$1,976,949

	FOR THE PERIOD 8/31/16
	(COMMENCEMENT OF OPERATIONS) TO 10/31/16
Class P	Shares	Amount

Shares sold	7,352,537	$82,848,988

Shares issued in connection with reinvestment of distributions	—	—

	7,352,537	82,848,988

Shares repurchased	(1,032,803)	(11,669,937)

Net increase	6,319,734	$71,179,051

78 Absolute Return 700 Fund

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	62,957	$718,135	67,626	$831,699

Shares issued in connection with
reinvestment of distributions	11,740	128,670	8,972	108,378

	74,697	846,805	76,598	940,077

Shares repurchased	(34,948)	(386,053)	(96,445)	(1,179,424)

Net increase (decrease)	39,749	$460,752	(19,847)	$(239,347)

	YEAR ENDED 10/31/16*		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	80	892	57	698

	80	892	57	698

Shares repurchased	(1,016)	(11,105)	—	—

Net increase (decrease)	(936)	$(10,213)	57	$698

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	169,473	$1,885,231	221,045	$2,771,512

Shares issued in connection with
reinvestment of distributions	56,708	629,455	34,806	425,333

	226,181	2,514,686	255,851	3,196,845

Shares repurchased	(195,706)	(2,196,423)	(120,331)	(1,507,936)

Net increase	30,475	$318,263	135,520	$1,688,909

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15**
Class Y	Shares	Amount	Shares	Amount

Shares sold	34,204,621	$386,945,474	37,918,421	$472,773,490

Shares issued in connection with
reinvestment of distributions	4,778,382	52,896,684	2,564,915	31,266,314

	38,983,003	439,842,158	40,483,336	504,039,804

Shares repurchased	(46,283,292)	(518,992,337)	(24,266,245)	(302,734,185)

Net increase (decrease)	(7,300,289)	$(79,150,179)	16,217,091	$201,305,619

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

**The funds’ October 31, 2015 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the funds’ subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	41,212,501	513,819,058

Shares repurchased	(27,560,325)	(343,779,753)

Absolute Return 700 Fund 79

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	889	0.01%	$10,055

Class R6	1,019	0.15	11,566

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$—	$71,773,550	$18,352,925	$—	$53,420,625

Putnam Money Market
Liquidity Fund**	1	3,414,550	3,414,551	52	—

Putnam Short Term
Investment Fund***	115,794,966	801,247,626	796,899,723	755,909	120,142,869

Totals	$115,794,967	$876,435,726	$818,667,199	$755,961	$173,563,494

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

***Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

80 Absolute Return 700 Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,500,000

Purchased TBA commitment option contracts (contract amount)	$13,000,000

Purchased currency options (contract amount)	$—*

Purchased swap option contracts (contract amount)	$137,400,000

Written equity option contracts (contract amount) (Note 3)	$930,000

Written TBA commitment option contracts (contract amount) (Note 3)	$26,000,000

Written swap option contracts (contract amount) (Note 3)	$138,200,000

Futures contracts (number of contracts)	5,000

Forward currency contracts (contract amount)	$436,900,000

Centrally cleared interest rate swap contracts (notional)	$1,817,600,000

OTC total return swap contracts (notional)	$2,287,300,000

OTC credit default contracts (notional)	$163,400,000

Centrally cleared credit default contracts (notional)	$103,100,000

Warrants (number of warrants)	6,000,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$2,115,197	depreciation	$10,076,858*

Foreign exchange	Investments,
contracts	Receivables	3,240,507	Payables	1,645,696

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	52,864,326*	depreciation	7,805,665*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	5,394,440*	depreciation	8,599,951*

Total		$63,614,470		$28,128,170

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Absolute Return 700 Fund 81

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(15,689,010)	$(15,689,010)

Foreign exchange
contracts	—	(197,416)	—	(1,941,059)	—	(2,138,475)

Equity contracts	(2,679,168)	(11,835,210)	(2,935,095)	—	(41,021,754)	(58,471,227)

Interest rate contracts	—	(1,273,137)	10,418,071	—	11,790,956	20,935,890

Total	$(2,679,168)	$(13,305,763)	$7,482,976	$(1,941,059)	$(44,919,808)	$(55,362,822)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(14,024,812)	$(14,024,812)

Foreign exchange
contracts	—	—	—	815,156	—	815,156

Equity contracts	5,309,315	5,315,952	8,418,606	—	10,687,165	29,731,038

Interest
rate contracts	—	603,809	(1,849,855)	—	(1,921,181)	(3,167,227)

Total	$5,309,315	$5,919,761	$6,568,751	$815,156	$(5,258,828) $13,354,155

82 Absolute Return 700 Fund

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Absolute Return 700 Fund 83

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					ASSETS								LIABILITIES
	Centrally			Centrally						Centrally			Centrally							Total
	cleared	OTC Total		cleared						cleared	OTC Total		cleared						Total	collateral
	interest	return	OTC Credit	credit		Forward	Purchased			interest	return	OTC Credit	credit		Forward	Written			Financial and	received
	rate swap	swap	default	default	Futures	currency	swap	Purchased	Total	rate swap	swap	default	default	Futures	currency	swap	Written	Total	Derivative	(pledged)	Net
	contracts§	contracts*#	contracts*#	contracts§	contracts§	contracts#	options**#	options**#	Assets	contracts§	contracts*#	contracts*#	contracts§	contracts§	contracts#	options #	options #	Liabilities	Net Assets	†##	amount

Bank of America N.A.	$—	$3,900,631	$—	$—	$—	$345,479	$—	$1,023,526	$5,269,636	$—	$2,977,746	$—	$—	$—	$211,940	$—	$—	$3,189,686	$2,079,950	$2,079,950	$—

Barclays Bank PLC	—	16,629	—	—	—	22,380	—	—	$39,009	—	100,019	32,332	—	—	198,247	—	—	$330,598	$(291,589)	$(221.978)	$(69,611)

Barclays Capital Inc.	2,056,309	—	—	57,583	—	—	—	—	$2,113,892	1,696,102	—	—	—	—	—	—	—	$1,696,102	$417,790	$—	$417,790
(clearing broker)

Citibank, N.A.	—	7,096,417	—	—	—	146,533	—	2,680,097	$9,923,047	—	2,171,805	—	—	—	84,863	—	11,991	$2,268,659	$7,654,388	$7,460,000	$194,388

Credit Suisse International	—	74,651	1,337,952	—	—	148,500	—	—	$1,561,103	—	12,278	5,889,160	—	—	223,067	—	—	$6,124,505	$(4,563,402)	$(4,391,561)	$(171,841)

Deutsche Bank AG	—	315,491	—	—	—	—	—	—	$315,491	—	58,545	—	—	—	—	—	39,000	$97,545	$217,946	$(699,930)	$917,876

Goldman Sachs International	—	1,145,989	777,245	—	—	702,961	—	—	$2,626,195		1,289,438	2,059,069	—	—	301,431	—	—	$3,649,938	$(1,023,743)	$(1,023,743)	$—

HSBC Bank USA,
National Association	—	—	—	—	—	23,829	—	—	$23,829	—	—	—	—	—	56,760	—	—	$56,760	$(32,931)	$—	$(32,931)

JPMorgan Chase Bank N.A.	—	7,510,808	—	—	—	1,476,504	—	1,608,961	$10,596,273	—	—	—	—	—	195,079	747,812	50,363	$993,254	$9,603,019	$9,603,019	$—

JPMorgan Securities LLC	—	10,312	—	—	—	—	—	—	$10,312	—	29,859	—	—	—	—	—	—	$29,859	$(19,547)	$—	$(19,547)

Merrill Lynch, Pierce,	—	—	—	—	862,393	—	—	—	$862,393	—	—	—	—	6,165	—	—	—	$6,165	$856,228	$—	$856,228
Fenner & Smith, Inc.

Royal Bank of Scotland	—	—	—	—	—	297,352	—	—	$297,352	—	—	—	—	—	313,688	—	—	$313,688	$(16,336)	$—	$(16,336)
PLC (The)

State Street Bank and	—	—	—	—	—	76,969	—	—	$76,969	—	—	—	—	—	32,454	—	—	$32,454	$44,515	$—	$44,515
Trust Co.

UBS AG	—	1,428,406	—	—	—	—	—	—	$1,428,406	—	—	—	—	—	—	—	—	$—	$1,428,406	$1,232,306	$196,100

WestPac Banking Corp.	—	—	—	—	—	—	—	—	$—	—	—	—	—	—	28,167	—	—	$28,167	$(28,167)	$—	$(28,167)

Total	2,056,309	$21,499,334	2,115,197	57,583	862,393	3,240,507	—	5,312,584	$35,143,907	1,696,102	6,639,690	7,980,561	—	6,165	1,645,696	747,812	101,354	$18,817,380	$16,326,527

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

84 Absolute Return 700 Fund	Absolute Return 700 Fund 85

Note 10: New pronouncements

In October 2016, the Securities and Exchange Commission adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and its impact, if any, on the fund’s financial statements.

86 Absolute Return 700 Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $14,789,719 of distributions paid as qualifying to be taxed as interest-related dividends.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Absolute Return 700 Fund 87

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

88 Absolute Return 700 Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2016, there were 115 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 700 Fund 89

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

90 Absolute Return 700 Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

Absolute Return 700 Fund 91

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady®2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

92 Absolute Return 700 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Absolute Return 700 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN107 303444 12/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2016	$149,549	$ —	$15,470	$ —
October 31, 2015	$135,596	$ —	$15,333	$ —

For the fiscal years ended October 31, 2016 and October 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $575,223 and $876,320 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2016	$ —	$559,753	$ —	$ —

October 31, 2015	$ —	$860,987	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016